                                                                     Exhibit 4.5

            ========================================================



                           WEIRTON STEEL CORPORATION


                                      AND


                         BANKERS TRUST COMPANY, Trustee


                                   Indenture

                            Dated as of July 3, 1996

                                   __________

                                  $125,000,000

                         11 3/8% Senior Notes Due 2004



            ========================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I.  DEFINITIONS..................................................     2
   Section 1.1. Certain Terms Defined....................................     2
          Acquired Indebtedness..........................................     3
          Affiliate......................................................     3
          Asset Disposition..............................................     3
          Asset Disposition Offer........................................     3
          Attributable Debt..............................................     3
          Board of Directors.............................................     4
          Business Day...................................................     4
          Capital Stock..................................................     4
          Cash Equivalents...............................................     4
          Change of Control..............................................     5
          Certificated Securities........................................     5
          Commission.....................................................     5
          Commodity Agreement............................................     5
          Common Stock...................................................     5
          Consolidated EBITDA............................................     5
          Consolidated Fixed Charges.....................................     5
          Consolidated Net Income........................................     6
          Consolidated Net Tangible Assets...............................     7
          Consolidated Net Worth.........................................     8
          Consolidated Subsidiary........................................     8
          Continuing Director............................................     8
          Corporate Trust Office.........................................     8
          Currency Agreement.............................................     8
          Default........................................................     8
          Depositary.....................................................     8
          Disqualified Stock.............................................     8
          Efficiency Program.............................................     9
          Event of Default...............................................     9
          Exchange Act...................................................     9
          Exchange Act Reports...........................................     9
          Exchange Offer.................................................     9
          Exchange Offer Registration Statement..........................     9
          Exchange Securities............................................     9
          GAAP...........................................................    10
          Global Securities..............................................    10
          Holder", "holder of Securities", "Securityholder...............    10
          Indebtedness...................................................    10
          Indenture......................................................    10
          Initial Purchasers.............................................    10
          Interest Protection Agreement..................................    11
          Investments....................................................    11
          Issue Date.....................................................    11
          Issuer.........................................................    11
          Institutional Accredited Investor..............................    11
          Legended Security..............................................    11
          Lien...........................................................    11
          Liquidated Damages.............................................    11

          Net Cash Proceeds..............................................     12
          Net Income.....................................................     12
          Offer Amounts..................................................     12
          Offer Period...................................................     12
          Offering Memorandum............................................     13
          Officers' Certificate..........................................     13
          Opinion of Counsel.............................................     13
          Original issue date............................................     13
          Outstanding....................................................     13
          Permitted Indebtedness.........................................     14
          Permitted Joint Venture........................................     15
          Permitted Liens................................................     15
          Permitted Payments.............................................     15
          Permitted Working Capital Indebtedness.........................     16
          Person.........................................................     16
          Preferred Stock................................................     16
          principal......................................................     16
          Private Exchange Security......................................     16
          Prohibited Investment..........................................     16
          Property.......................................................     16
          Purchase Date..................................................     17
          QIB............................................................     17
          Refinancing Indebtedness.......................................     17
          Registrar......................................................     17
          Registration Default...........................................     17
          Registration Rights Agreement..................................     17
          Repurchase Date................................................     17
          Responsible Officer............................................     17
          Restricted Payment.............................................     18
          Rule 144A......................................................     18
          Rule 144A Global Security......................................     18
          Security" or "Securities.......................................     18
          Securities Act.................................................     18
          Securities Legend..............................................     19
          Shelf Notice...................................................     19
          Shelf Registration Statement...................................     19
          Subsidiary.....................................................     19
          Trustee........................................................     19
          Trust Indenture Act of 1939....................................     19
          Unregistered Securities........................................     19
          Voting Stock...................................................     19
          Wholly Owned Subsidiary........................................     19

ARTICLE II.   ISSUE, EXECUTION, FORM AND REGISTRATION
              OF SECURITIES..............................................     19
      Section 2.1.   Authentication and Delivery of Securities; Issuance
                     of Exchange Securities..............................     19
      Section 2.2.   Execution of Securities.............................     22
      Section 2.3.   Certificate of Authentication.......................     22
      Section 2.4.   Form, Denomination and Date of Securities; Payments
                     of Interest.........................................     22
      Section 2.5.   Restrictive Legends.................................     25
      Section 2.6.   Registration, Transfer and Exchange.................     27

        Section 2.7.  Book-Entry Provisions for Global
                      Securities..................................  28
        Section 2.8.  Special Transfer Provisions.................  30
        Section 2.9.  Mutilated, Defaced, Destroyed,
                      Lost and Stolen Securities..................  34
        Section 2.10. Cancellation of Securities;
                      Destruction Thereof.........................  35
        Section 2.11. Temporary Securities........................  35
        SECTION 2.12. Wire Payments...............................  36
        SECTION 2.13. Deposit of Moneys...........................  36

ARTICLE III. COVENANTS OF THE ISSUER AND THE TRUSTEE..............  37
        Section 3.1.  Payment of Principal and Interest...........  37
        Section 3.2.  Offices for Payments, etc...................  37
        Section 3.3.  Appointment to Fill a Vacancy
                      in Office of Trustee........................  37
        Section 3.4.  Paying Agents...............................  38
        Section 3.5.  Certificate to Trustee......................  39
        Section 3.6.  Securityholders' Lists......................  39
        Section 3.7.  Reports to Holders of the Securities........  39
        Section 3.8.  Reports by the Trustee......................  40
        Section 3.9.  Limitations on Indebtedness.................  40
        Section 3.10. Limitations on Restricted Payments..........  41
        Section 3.11. Limitations on Transactions with
                      Affiliates..................................  42
        Section 3.12. Restrictions on Disposition of
                      Assets of the Issuer........................  43
        Section 3.13. Limitations on Liens........................  46
        Section 3.14. Limitations on Sale and
                      Leaseback Transactions......................  47
        Section 3.15. Limitations on Dividend and Other Payment
                      Restrictions Affecting Subsidiaries.........  47
        Section 3.16. Change of Control Option....................  47

ARTICLE IV. REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
            ON EVENT OF DEFAULT...................................  50
        Section 4.1.  Event of Default Defined;
                      Acceleration of Maturity; Waiver of Default.  50
        Section 4.2.  Collection of Indebtedness by Trustee;
                      Trustee May Prove Debt......................  52
        Section 4.3.  Application of Proceeds.....................  54
        Section 4.4.  Suits for Enforcement.......................  55
        Section 4.5.  Restoration of Rights on Abandonment
                      of Proceedings..............................  56
        Section 4.6.  Limitations on Suits by Securityholders.....  56
        Section 4.7.  Powers and Remedies Cumulative;
                      Delay or Omission Not Waiver of Default.....  56
        Section 4.8.  Control by Securityholders..................  57
        Section 4.9.  Waiver of Past Defaults.....................  57
        Section 4.10. Notice of Defaults..........................  58
        Section 4.11. Rights of Holders to Receive Payment........  58

ARTICLE V.   CONCERNING THE TRUSTEE.................................... 58
        Section 5.1.   Duties and Responsibilities of the
                       Trustee; During Default; Prior
                       to Default...................................... 58
        Section 5.2.   Certain Rights of the Trustee................... 60
        Section 5.3.   Trustee Not Responsible for Recitals,
                       Disposition of Securities or Application
                       of Proceeds Thereof............................. 61
        Section 5.4.   Trustee and Agents May Hold Securities;
                       Collections, etc................................ 62
        Section 5.5.   Moneys Held by Trustee.......................... 62
        Section 5.6.   Compensation and Indemnification of
                       Trustee and Its Prior Claim..................... 62
        Section 5.7.   Right of Trustee to Rely on Officers'
                       Certificate, etc................................ 63
        Section 5.8.   Persons Eligible for Appointment as Trustee..... 63
        Section 5.9.   Resignation and Removal; Appointment
                       of Successor Trustee............................ 63
        Section 5.10.  Acceptance of Appointment by
                       Successor Trustee............................... 65
        Section 5.11.  Merger, Conversion, Consolidation or
                       Succession to Business of Trustee............... 65
        Section 5.12.  Preferential Collection of Claims
                       Against Issuer.................................. 66

ARTICLE VI.  CONCERNING THE SECURITYHOLDERS............................ 67
        Section 6.1.   Evidence of Action Taken by Securityholders..... 67
        Section 6.2.   Proof of Execution of Instruments and
                       of Holding of Securities; Record Date........... 67
        Section 6.3.   Holders to Be Treated as Owners................. 67
        Section 6.4.   Securities Owned by Issuer Deemed
                       Not Outstanding................................. 68
        Section 6.5.   Right of Revocation of Action Taken............. 68

ARTICLE VII  SUPPLEMENTAL INDENTURES................................... 69
        Section 7.1.   Supplemental Indentures Without
                       Consent of Securityholders...................... 69
        Section 7.2.   Supplemental Indentures With Consent
                       of Securityholders.............................. 70
        Section 7.3.   Effect of Supplemental Indenture................ 71
        Section 7.4.   Documents to Be Given to Trustee................ 71
        Section 7.5.   Notation on Securities in Respect
                       of Supplemental Indentures...................... 71

ARTICLE VIII. CONSOLIDATION, MERGER, SALE OR CONVEYANCE................ 72
        Section 8.1.   Covenant Not to Merge, Consolidate,
                       Sell or Convey Property Except
                       Under Certain Conditions........................ 72
        Section 8.2.   Successor Corporation Substituted............... 72
        Section 8.3.   Opinion of Counsel to Trustee................... 73

ARTICLE IX. SATISFACTION AND DISCHARGE OF INDENTURE;
             UNCLAIMED MONEYS............................................  73
        Section 9.1.   Satisfaction and Discharge of Indenture...........  73
        Section 9.2.   Application by Trustee of Funds
                       Deposited for Payment of Securities...............  75
        Section 9.3.   Repayment of Moneys Held by Paying Agent..........  75
        Section 9.4.   Return of Moneys Held by Trustee and
                       Paying Agent Unclaimed for Three Years............  75

ARTICLE X.  MISCELLANEOUS PROVISIONS.....................................  75
        Section 10.1.  Incorporators, Stockholders,
                       Officers and Directors of Issuer
                       Exempt from Individual Liability..................  76
        Section 10.2.  Provisions of Indenture for the Sole
                       Benefit of Parties and Securityholders............  76
        Section 10.3.  Successors and Assigns of Issuer
                       Bound by Indenture................................  76
        Section 10.4.  Notices and Demands on Issuer,
                       Trustee and Securityholders.......................  76
        Section 10.5.  Officers' Certificates and Opinions
                       of Counsel; Statements to
                       Be Contained Therein..............................  77
        Section 10.6.  Payments Due on Saturdays, Sundays
                       and Holidays......................................  78
        Section 10.7.  Trust Indenture Act of 1939.......................  79
        Section 10.8.  New York Law to Govern............................  79
        Section 10.9.  Counterparts......................................  79
        Section 10.10. Effect of Headings................................  79

ARTICLE XI. REDEMPTION OF SECURITIES.....................................  79
        Section 11.1.  Right of Optional Redemption; Prices..............  80
        Section 11.2.  Notice of Redemption; Partial
                       Redemptions.......................................  80
        Section 11.3.  Payment of Securities Called for
                       Redemption........................................  81
        Section 11.4.  Exclusion of Certain Securities from
                       Eligibility for Selection for Redemption..........  81

PARTIES..................................................................   1
RECITALS.................................................................   1
TESTIMONIUM..............................................................  85
SIGNATURES...............................................................  85

EXHIBIT A - Form of Rule 144A Global Security............................ A-1
EXHIBIT B - Form of Certificated Security................................ B-1
EXHIBIT C - Form of Exchange Security.................................... C-1
EXHIBIT D - Form of Private Exchange Security............................ D-1
EXHIBIT E - Trustee's Certificate of Authentication...................... E-1
EXHIBIT F - Form of Institutional Accredited Investor
            Transfer Certificate......................................... F-1
EXHIBIT G - Form of Private Exchange Security Transfer Certificate....... G-1
EXHIBIT H - Schedule of Certain Properties of the Issuer................. H-1

                             CROSS-REFERENCE TABLE


TIA                                                        INDENTURE
- ---                                                        ---------
SECTION                                                    SECTION
- -------                                                    -------

310(a)(1)....................................................   5.8
   (a)(2)....................................................   5.8
   (a)(3)....................................................   N.A.
   (a)(4)....................................................   N.A.
   (a)(5)....................................................   5.8
   (b).......................................................   5.9, 10.4
   (c).......................................................   N.A.
311(a).......................................................   5.12
   (b).......................................................   5.12
   (c).......................................................   N.A.
312(a).......................................................   3.6
   (b).......................................................   3.6
   (c).......................................................   3.6
313(a).......................................................   3.8
   (b).......................................................   3.8; 4.2
   (c).......................................................   3.8 10.4
   (d).......................................................   3.8
314(a).......................................................   3.5, 3.7, 10.4
   (b).......................................................   5.2, 10.5
   (c)(1)....................................................   5.2, 10.5
   (c)(2)....................................................   5.2, 10.5
   (c)(3)....................................................   10.5
   (d).......................................................   10.7
   (e).......................................................   10.5
   (f).......................................................   N.A.
315(a).......................................................   5.1, 5.2(e)
 ..................................................
   (b).......................................................   5.1, 5.2
   (c).......................................................   5.1, 5.2(e)
   (d).......................................................   5.1, 5.2(e)
   (e).......................................................   5.1, 5.9
   (a)(last sentence)........................................   5.1
   (a)(1)(A).................................................   4.8, 5.1
   (a)(1)(B).................................................   4.9, 5.1
   (a)(2)....................................................   5.1
   (b).......................................................   4.6, 4.9, 5.1
317(a)(1)....................................................   4.2
   (a)(2)....................................................   4.2
   (b).......................................................   3.4
318(a).......................................................   10.7

________________
N.A. means not applicable

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

        THIS INDENTURE, dated as of July 3, 1996 between Weirton Steel Corporation, a Delaware corporation (the "Issuer"), and Bankers Trust Company, a New York banking corporation (the "Trustee"),


                             W I T N E S S E T H :


        WHEREAS, the Issuer has duly authorized the issue of its 11 3/8% Senior Notes Due 2004 (the "Securities") and, to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

        WHEREAS, all things necessary to make the Securities, when executed by the Issuer and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Issuer, and to constitute these presents a valid indenture and agreement according to its terms, have been done;

        NOW, THEREFORE:

        In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

                                  ARTICLE 1.

                                 DEFINITIONS.

        Section 1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933, as amended (the "Securities Act"), are referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act of 1939 and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with generally accepted accounting principles, and the term "GAAP" shall mean such accounting principles which are generally accepted at the date or time of any computation or at the date hereof. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this
Article include the plural as well as the singular.

        "Acquired Indebtedness" means Indebtedness or Preferred Stock of any Person existing at the time such Person became a Subsidiary of the Issuer (or such Person is merged into the Issuer or one of the Issuer's Subsidiaries) or assumed in connection with the acquisition of assets from any such Person (other than assets acquired in the ordinary course of business), excluding Indebtedness or Preferred Stock incurred in connection with, or in contemplation of, such Person becoming a Subsidiary of the Issuer.

        "Affiliate" means, when used with reference to a specified Person, any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Person specified. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

        "Asset Disposition" means, with respect to any Person, any sale, transfer, conveyance, lease or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback or sale of shares of Capital Stock in any Subsidiary) by such Person or any of its Subsidiaries to any Person (other than to such Person or a Wholly Owned Subsidiary of such Person and other than in the ordinary course of business) of any Property. For purposes of this definition, the term "Asset Disposition" shall not include any sale, transfer, conveyance, lease or other disposition of assets and properties of the Issuer that is governed by Section 8.1.

        "Asset Disposition Offer" has the meaning set forth in Section 3.12 hereof.

        "Attributable Debt" means, with respect to any sale and leaseback transaction, at the date of determination, the present value (discounted at the rate of interest implicit in the terms of the lease) of the obligation of the lessee for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended); provided, however, there shall not be deemed to be any Attributable Debt in respect of any sale and leaseback transaction if the Issuer or a Subsidiary would be entitled pursuant to the provisions of clauses (a) through (f) under the definition of "Permitted Liens" to issue, assume or guarantee debt secured by a mortgage upon the property involved in such transaction without equally and ratably securing the Securities. "Net rental payments" under any lease for any period means the sum of such rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amount required to be paid by such lessee (whether or not designated as rent or additional rent) on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges.

        "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act hereunder.

        "Business Day" means a day which, in the City of New York (or in any of the cities, if more than one), where amounts are payable in respect of the Securities, as specified on the face of the form of Securities set forth in Exhibits A-D hereof, is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law or regulation to close.

        "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designed) of such Person's capital stock whether now outstanding or issued after the Issue Date, this including, without limitation, all Common Stock and Preferred Stock.

        "Cash Equivalents" means (i) obligations issued or unconditionally guaranteed by the United States of America or any agency thereof or obligations issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, (ii) commercial paper with a maturity of 180 days or less issued by a corporation organized under the laws of any state of the United States of America or the District of Columbia and rated at least A-2 by Standard and Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. or at least P-2 by Moody's Investors Service, Inc., (iii) time deposits with, and certificates of deposits and banker's acceptances issued by, any bank having capital surplus and undivided profits of not less than $100,000,000 and maturing not more than 180 days from the date of creation thereof, (iv) repurchase agreements that are secured by a perfected security interest in an obligation described in clause (i) and are with any bank described in clause (iii), and (v) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody's Investors Service, Inc. or Standard and Poor's Ratings Services.

        "Change of Control" has the meaning set forth in Section 3.16 hereof.

        "Certificated Securities" has the meaning provided in Section 2.4.

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties at such time.

        "Commodity Agreement" means any option or futures contract or similar agreement or arrangement designed to protect the Issuer against fluctuations in commodity prices.

        "Common Stock" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

        "Consolidated EBITDA" means, for any period, on a consolidated basis for the Issuer and its Subsidiaries, the sum for such period (without duplication) of (a) Consolidated Net Income, (b) income taxes (other than income taxes positive or negative attributable to extraordinary and non-recurring gains or losses on asset sales) with respect to such period, determined in accordance with GAAP, (c) net interest expense for such period, determined in accordance with GAAP, (d) depreciation and amortization expenses (including, without duplication, amortization of debt discount and debt issue costs), determined in accordance with GAAP and (e) other non-cash items reducing Net Income, minus non-cash items increasing Net Income, determined in accordance with GAAP, less any cash payments made in such period with respect to any accruals for non-cash items subsequent to the Issue Date which are included in the foregoing clause
(e) for any period.

        "Consolidated Fixed Charges" means, for any period, the sum of (a) the net interest expense of the Issuer and its Subsidiaries for such period whether paid or accrued (including, without limitation, amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with capital lease obligations and imputed interest with respect to attributable
Debt), (b) interest incurred during the period and capitalized by the Issuer,
(c) any interest expense on Indebtedness of another Person that is guaranteed by the Issuer or one of its Subsidiaries or secured by a Lien on assets of the Issuer or one of its Subsidiaries (whether or not such guarantee or Lien is called upon) and (d) the product of (i) all cash dividend payments on any series of Preferred Stock of any Subsidiary or Disqualified Stock of the Issuer or any of its

Subsidiaries, times (ii) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of the Issuer and its Subsidiaries, expressed as a decimal, in each case, on a consolidated basis in accordance with GAAP.

        "Consolidated Net Income" of the Issuer for any period means (i) the Net Income (or loss) of the Issuer and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from this clause (i): (a) the Net Income of any Person other than a Consolidated Subsidiary in which the Issuer or any of its Consolidated Subsidiaries has a joint interest with a third party except to the extent of the amount of dividends or distributions actually paid in cash to the Issuer or a Consolidated Subsidiary during such period, (b) the Net Income of any other Person accrued prior to the date it becomes a Subsidiary with respect to which Consolidated Net Income is calculated, or is merged into or consolidated with such Person or any of its Subsidiaries or that Person's assets are acquired by such Person or any of its Subsidiaries, (c) the Net Income (but only if positive) of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary to such Person or to any other Subsidiary of such Net Income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) without duplication, any gains or losses attributable to the sale, lease, conveyance or other disposition of assets (including without limitation Capital Stock of any Subsidiary of such Person), whether owned on the date of issuance of the Securities or thereafter acquired, in one or more related transactions outside the ordinary course of business, (e) any non-cash charge reducing Net Income resulting from the adoption by the Issuer of Statement 106 of the Financial Accounting Standards Board and (f) any non-cash charge reducing Net Income required by Statement 5 of the Financial Accounting Standards Board which relates to increased pension or retirement costs resulting from the implementation of the Issuer's Efficiency Program less (ii) the aggregate amount of net cash payments made during the period by the Issuer or any Subsidiary not reflected in Net Income during such period which relate to the increased pension and retirement costs of the Issuer resulting from the implementation of the Issuer's Efficiency Program.

        "Consolidated Net Tangible Assets" means, as of any particular time, the total assets of the Issuer and its Consolidated Subsidiaries, as shown on the audited consolidated balance sheet contained in the latest annual report to stockholders of the Issuer after deducting therefrom:4.

        (a) all current liabilities excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed and excluding current maturities of long-term indebtedness;5.

        (b) deferred income taxes and deferred pension liabilities to the extent the related intangible asset, if any, is not otherwise deducted in calculating Consolidated Net Tangible Assets, deferred income taxes resulting from the adoption by the Issuer of Statement 106 of the Financial Accounting Standards Board and deferred income taxes resulting from the implementation of the Issuer's Efficiency Program;6.

        (c) all reserves, including, without limitation, reserves for liabilities, fixed or contingent, depreciation, amortization, obsolescence, depletion, insurance and inventory valuation (but excluding contingency reserves not allocated for any particular purpose) carried by such corporation or other person and not deducted in computing such total assets;

        (d) any prepaid expenses, deferred charges or unamortized debt discount and expense;

        (e) minority interests in Subsidiaries, if any;

        (f) any write-up in the book value of any asset resulting from a revaluation thereof subsequent to December 31, 1995 (other than a write-up of any assets constituting part of the assets and business of another corporation made in connection with the acquisition, direct or indirect, of the assets and business of such other corporation);

        (g) the amount, if any, at which any stock of the Issuer appears upon the asset side of such balance sheet; and

        (h) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as shown in such consolidated balance sheet;

plus an amount equal to Attributable Debt in respect of any sale and leaseback transactions not capitalized on such balance sheet.

        "Consolidated Net Worth" means, with respect to any Person engaged in a merger, consolidation or sale of assets, the consolidated stockholder's equity of such Person and its Subsidiaries, as determined in accordance with GAAP but excluding the effect of the adoption by such Person of Statement 106 of the Financial Accounting Standards Board and excluding any restructuring charges taken by such Person in connection with such merger, consolidation or sale of assets.

        "Consolidated Subsidiary" of any Person means a Subsidiary which for financial reporting purposes is or, in accordance with GAAP, should be, accounted for by such Person as a consolidated subsidiary.

        "Continuing Director" has the meaning set forth in Section 3.16 hereof.

        "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at Four Albany Street, New York, New York 10006
Attention: Corporate Trust and Agency Group.

        "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Issuer against fluctuations in currency values.

        "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

        "Depositary" shall mean The Depository Trust Company, its nominees, and their respective successors.

        "Disqualified Stock" means any Capital Stock (i) that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final maturity date of the Securities or (ii) upon which the Issuer or any of its Subsidiaries has a contractual obligation to compensate the holder thereof for losses incurred upon the sale or other disposition thereof; provided that any portion or series of such Capital Stock which by its terms, or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund or otherwise, no earlier than the day following the maturity date of the Securities shall not constitute Disqualified Stock; and provided further, that any Capital Stock which would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require the Issuer to repurchase or redeem such Capital Stock upon the occurrence of a change in control occurring on or prior to the maturity date of the Securities shall not constitute Disqualified Stock if (i) the change in control provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions of Section 3.16 and (ii) such Capital Stock specifically provides that the Issuer will not repurchase or redeem any such stock pursuant to such provisions prior to the Issuer's repurchase of such Securities as are required to be repurchased pursuant to the provisions of Section 3.16.

        "Efficiency Program" means the program announced by the Issuer in July 1992 involving manpower reductions to be achieved over a five year period.

        "Event of Default" means any event or condition specified as such in
Section 4.1 which shall have continued for the period of time or after notice thereof, if any, therein designated.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Exchange Act Reports" means the Issuer's Annual Report on Form 10-K for the year ended December 31, 1995 and Quarterly Report on Form 10-Q for the three months ended March 31, 1996, each filed with the Commission pursuant to the Exchange Act.

        "Exchange Offer" means an offer to exchange the Securities for Exchange Securities.

        "Exchange Offer Registration Statement" means a registration statement under the Securities Act with respect to the Exchange Offer.

        "Exchange Securities" means any securities of the Issuer containing terms identical to the Securities (except that such Exchange Securities (i) shall be registered under the Securities Act and (ii) shall have an interest rate equal to 11 3/8% per annum, without provision for adjustment as provided in the third paragraph of the Form of Reverse of Security set forth in each of Exhibits A and B hereof) that are issued and exchanged for the Securities pursuant to the Registration Rights Agreement and this Indenture. The Exchange Securities shall be in the form attached hereto as Exhibit C.

        "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on the Issue Date.

        "Global Securities" has the meaning provided in Section 2.4.

        "Holder", "holder of Securities", "Securityholder" or other similar terms means the registered holder of any Security.

        "Indebtedness" means, without duplication, (i) any liability of any entity (A) for borrowed money, or under any reimbursement obligation relating to a letter of credit, (B) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures, or (C) in respect of capitalized lease obligations, (ii) any liability of others described in the preceding clause (i) that the entity has guaranteed or that is otherwise its legal liability, (iii) to the extent not otherwise included, obligations under Currency Agreements, Commodity Agreements or Interest Protection Agreements,
(iv) all Disqualified Stock valued at the greatest amount payable in respect thereof on a liquidation (whether voluntary or involuntary) plus accrued and unpaid dividends, and (v) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i)-(iv) above, provided that Indebtedness shall not include accounts payable (including, without limitation, accounts payable to the Issuer by any Subsidiary or to any such Subsidiary by the Issuer or any other Subsidiary, in each case, in accordance with customary industry practice) or liabilities to trade creditors of any entity arising in the ordinary course of business.

        "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

        "Initial Purchasers" means Lehman Brothers Inc. and Salomon Brothers Inc, the initial purchasers of the Securities pursuant to a Purchase Agreement with the Issuer dated June 27, 1996.

        "Interest Protection Agreement" of any Person means any interest rate swap agreement, interest rate collar agreement, option or future contract or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates.

        "Investments" of any Person means (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions, (ii) all guarantees of Indebtedness or other obligations of any other Person by such Person, (iii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Capital Stock or other securities of any other Person and (iv) all other items that would be classified as investments (including, without limitation, purchases of assets outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP.

        "Issue Date" means July 3, 1996, the date on which the Securities are originally issued under this Indenture.

        "Issuer" means (except as otherwise provided in Article Five) Weirton Steel Corporation, a Delaware corporation, and, subject to Article Eight, its successors and assigns.

        "Institutional Accredited Investor" shall mean an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

        "Legended Security" means a Security bearing the Securities Legend.

        "Lien" means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this definition, the Issuer shall be deemed to own subject to a Lien any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such Property.

        "Liquidated Damages" means liquidated damages payable to each holder of Securities with respect to the first 90-day period immediately following the occurrence of a Registration Default in an amount equal to $.05 per week per $1,000 principal amount of Securities held by such Securityholder. For any portion of a week that the Registration Default continues, such Liquidated Damages shall be calculated on a pro-rata basis. The amount of the Liquidated Damages will increase by an additional $.05 per week per $1,000 principal amount of Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 principal amount of Securities.

        "Net Cash Proceeds" from an Asset Disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise (including any cash received upon sale or disposition of such note or receivable), but only as and when received), excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the Property disposed of in such Asset Disposition or received in any other non-cash form unless and until such non-cash consideration is converted into cash therefrom, in each case, net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP as a consequence of such Asset Disposition, and in each case net of a reasonable reserve for the after-tax cost of any indemnification payments (fixed and contingent) attributable to seller's indemnities to the purchaser undertaken by the Issuer or any of its Subsidiaries in connection with such Asset Disposition (but excluding any payments, which by the terms of the indemnities will not, under any circumstances, be made during the term of the Securities), and net of all payments made on any Indebtedness which is secured by such Property, in accordance with the terms of any Lien upon or with respect to such Property or which must by its terms or by applicable law be repaid out of the proceeds from such Asset Disposition, and net of all distributions and other payment made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition.

        "Net Income" of any Person for any period means the consolidated net income or loss, as the case may be, of such Person and its Subsidiaries for such period determined in accordance with GAAP; provided that there shall be excluded all extraordinary gains or losses net of respective tax effects (less, without duplication, all fees and expenses relating thereto).

        "Offer Amounts" has the meaning set forth in Section 3.12 hereof.

        "Offer Period" has the meaning set forth in Section 3.12 hereof.

        "Offering Memorandum" means the Offering Memorandum dated June 27, 1996 relating to the Securities.

        "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors or the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and by the Treasurer or the Secretary or any Assistant Secretary of the Issuer and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 10.5.

        "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or who may be other counsel satisfactory to the Trustee and delivered to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 10.5, if and to the extent required hereby.

        "Original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

        "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 6.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

        (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

        (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer (if the Issuer shall act as its own paying agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

        (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.6 (unless proof satisfactory to the Trustee is presented that any of such Securities is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

        "Permitted Indebtedness" means (i) Indebtedness of the Issuer and its Subsidiaries outstanding immediately following the issuance of the Securities and the application of the proceeds of the Securities in the manner set forth under "Use of Proceeds" in the Offering Memorandum, including Indebtedness of the Issuer's 1989 ESOP guaranteed by the Issuer even if acquired by the Issuer;
(ii) the Securities; (iii) Indebtedness in respect of obligations of the Issuer to the Trustee under this Indenture; (iv) Permitted Working Capital Indebtedness; (v) intercompany obligations (including intercompany debt or Disqualified Stock of a Subsidiary which is held by the Issuer or a Subsidiary of the Issuer) of the Issuer and each of its Subsidiaries; provided, however, that the obligations of the Issuer to any of its Subsidiaries with respect to such Indebtedness shall be subject to a subordination agreement between the Issuer and its Subsidiaries providing for the subordination of such obligations in right of payment from and after such time as all Securities issued and outstanding shall become due and payable (whether at stated maturity, by acceleration or otherwise) to the payment and performance of the Issuer's obligations under this Indenture and the Securities; provided further, that any Indebtedness or Disqualified Stock of the Issuer or any Subsidiary owed to any other Subsidiary that ceases to be a Subsidiary shall be deemed to be incurred and shall be treated as an incurrence for purposes of Section 3.9 at the time the Subsidiary in question ceased to be a Subsidiary; (vi) Indebtedness of the Issuer under any Currency Agreements, Commodity Agreements or Interest Protection Agreements; (vii) additional Indebtedness of the Issuer or its

Subsidiaries the aggregate principal amount of which does not exceed $100,000,000; and (viii) any Refinancing Indebtedness; provided that (A) the original issue amount of the Refinancing Indebtedness shall not exceed the maximum principal amount (following the date of the Indenture and the application of the net proceeds of the Securities in accordance with the manner described under "Use of Proceeds" in the Offering Memorandum) and accrued interest of this Indebtedness to be repaid (or if such Indebtedness was issued at an original issue discount, the original issue price plus amortization of the original issue discount at the time of the incurrence of the Refinancing Indebtedness less the amount of any prepayments on or prior to the date of the Indenture and any prepayments made applying the net proceeds of the Securities), plus the reasonable fees and expenses directly incurred in connection with such Refinancing Indebtedness, (B) Refinancing Indebtedness incurred by any Subsidiary shall not be used to repay or refund outstanding Indebtedness of the Issuer or any other Subsidiary, and (C) with respect to any Refinancing Indebtedness that refinances Indebtedness ranking junior in right of payment to the Securities, (1) the Refinancing Indebtedness does not require any principal payments prior to the maturity of the Securities and has an average weighted life that is equal to or greater than the average weighted life of the Securities and (2) the Refinancing Indebtedness is subordinated to the Securities to the same or greater extent and on substantially the same terms or terms more favorable to the holder of the Securities.

        "Permitted Joint Venture" means the interest of the Issuer in any corporation, association or other business entity of which 50% or less, but not less than 10%, of the total Voting Stock or other interest is at the time owned or controlled, directly or indirectly, by the Issuer or one or more of its Subsidiaries or a combination thereof, provided that such corporation, association or entity is engaged in the business or businesses of the Issuer or any related business.

        "Permitted Liens" means (a) Liens on Property of, or any shares of stock of or debt of, any corporation existing at the time such corporation becomes a Subsidiary or at the time such corporation is merged into the Issuer or a Subsidiary, (b) Liens in favor of the Issuer or any Subsidiary, (c) Liens in favor of governmental bodies to secure progress or advance payments, (d) Liens securing industrial revenue or pollution control bonds, (e) Liens upon the accounts receivable and related intangibles and inventory of the Issuer or any Subsidiary securing Permitted Working Capital Indebtedness, (f) statutory Liens or landlords', carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor or (g) any extensions, renewals or replacements of Liens referred to in clauses (a) through (f) above.

        "Permitted Payments" means, with respect to the Issuer or any of its Subsidiaries, (i) any dividend on shares of Capital Stock payable solely in shares of Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to purchase Capital Stock (other than Disqualified Stock); (ii) any dividend or other distribution with respect to Capital Stock payable to the Issuer by any of its Subsidiaries or by a Subsidiary to another Subsidiary; and
(iii) payments made by the Issuer in satisfaction of any put obligation imposed on the Issuer by Section 409 of the Internal Revenue Code of 1986, as amended, and any successor provision, relating to shares of the Issuer's Preferred Stock, Series A, authorized and issued on or before the Issue Date and held in the Issuer's 1989 ESOP.

        "Permitted Working Capital Indebtedness" means indebtedness of the Issuer or any of its Subsidiaries pursuant to a credit facility, the principal amount outstanding under which shall not exceed, on the date such indebtedness is incurred, 80% of the accounts receivable as reflected on the consolidated financial statements of the Issuer and 50% of the inventory as reflected on the consolidated financial statements of the Issuer and which indebtedness is secured by such accounts receivable or inventory.

        "Person" means any individual, corporation, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Preferred Stock" of any Person means all Capital Stock of such Person which has a preference in liquidation or a preference with respect to the payment of dividends.

        "principal", wherever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

        "Private Exchange Security" has the meaning set forth in Section 2.4 hereof.

        "Prohibited Investment" means, with respect to any Person, any Investment by such Person in any Person that is not a Subsidiary of such Person, other than (i) an Investment in Cash Equivalents, (ii) to the extent not included in clause (i), (a) negotiable instruments held for collection, (b) outstanding travel, moving or other similar advances to officers, employees and consultants of such Person, (c) lease or utility deposits or other similar deposits or (d) Capital Stock, debt obligations or similar securities received in settlement of debts owed to such Person or its Subsidiaries as a result of the foreclosure, perfection or enforcement of any Liens by such Person or any of its Subsidiaries, but, in each case, only to the extent such Investments are made in the ordinary course of business, and (iii) sales of goods on trade credit terms consistent with the past practices of such Person or otherwise consistent with trade credit terms in common use in the industry.

        "Property" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

        "Purchase Date" has the meaning set forth in Section 3.12 hereof.

        "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

        "Refinancing Indebtedness" means any renewals, extensions, substitutions, refundings, refinancings or replacements of the Indebtedness referred to in clauses (i) through (vii) of the definition of Permitted Indebtedness.

        "Registrar" means an office or agency maintained by the Issuer where Securities may be presented for registration of transfer or for exchange, which shall initially be maintained by the Trustee.

        "Registration Default" means, the occurrence of any of the following:
(i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 45th calendar day following the Issue Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th calendar day following the Issue Date, or (iii) an Exchange Offer is not consummated or the Shelf Registration

Statement is not declared effective on or prior to the 165th calendar day following the Issue Date or the Shelf Registration Statement ceases to be effective (except as specifically permitted therein) without being succeeded immediately by an additional registration statement filed and declared effective, each of the conditions set forth in clauses (i) - (iii) in accordance with the terms of the Registration Rights Agreement.

        "Registration Rights Agreement" means the Registration Rights Agreement, dated as of July 3, 1996, between the Issuer, Lehman Brothers Inc. and Salomon Brothers Inc, and certain permitted assigns specified therein.

        "Repurchase Date" has the meaning set forth in Section 3.16 hereof.

        "Responsible Officer" when used with respect to the Trustee means any officer within the Corporate Trust and Agency Group (or any successor group) of the Trustee, including, without limitation, any vice president (whether or not designated by numbers or words added before or after the title "vice president"), any assistant vice president, any assistant secretary, any assistant treasurer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers who shall in any case, be responsible for the administration of this document or have familiarity with it, and also means with respect to particular corporate trust matters any other officer to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

        "Restricted Payment" means any of the following: (i) the declaration or payment of any dividend or any other distribution on Capital Stock of the Issuer or any Subsidiary of the Issuer or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of the Issuer or any Subsidiary of the Issuer (other than (x) dividends or distributions payable solely in Capital Stock (other than Disqualified Stock) and (y) in the case of Subsidiaries of the Issuer, dividends or distributions payable to the Issuer or to a Subsidiary of the Issuer); (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock, or any option, warrant, or other right to acquire shares of Capital Stock, of the Issuer or any of its Subsidiaries; (iii) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of any Indebtedness which is subordinated in right of payment to the Securities; (iv) the making of any Prohibited Investment or guarantee of any Prohibited Investment in any Person and (v) the making of any payment to a holder of Capital Stock of the Issuer to reimburse such holder for losses incurred by such holder upon the disposition of such Capital Stock by such holder.

        "Rule 144A" means Rule 144A under the Securities Act.

        "Rule 144A Global Security" means Securities offered and sold in reliance on Rule 144A issued initially in the form of a single permanent global security in registered form.

        "Security" or "Securities" means any 11 3/8% Senior Note Due 2004, as the case may be, authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Securities" shall include any Exchange Securities or Private Exchange Securities to be issued and exchanged for any Securities pursuant to the Registration Rights Agreement and this Indenture and, for purposes of this Indenture, all Securities, Exchange Securities and Private Exchange Securities shall be considered, and vote together as, one series of Securities under this Indenture.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Securities Legend" means the legend set forth in Section 2.5(a) hereof.

        "Shelf Notice" means a notice delivered to the Holders by the Issuer pursuant to the Registration Rights Agreement with respect to its intention to file a Shelf Registration Statement.

        "Shelf Registration Statement" means a shelf registration statement filed with the Commission pursuant to the Registration Rights Agreement covering resales of the Securities.

        "Subsidiary" means, with respect of any Person, any corporation or other entity of which a majority of the Capital Stock or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

        "Trustee" means the entity identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee.

        "Trust Indenture Act of 1939" (except as otherwise provided in Sections
7.1 and 7.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

        "Unregistered Securities" means the Rule 144A Global Security, the Certificated Securities and the Private Exchange Securities.

        "Voting Stock" means Capital Stock which ordinarily has voting power for the election of directors (or persons performing similar functions), whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

        "Wholly Owned Subsidiary" means, at any time, a Subsidiary all of the Capital Stock of which (except directors' qualifying shares) are at the time owned directly or indirectly by the Issuer.

                                  ARTICLE 12.

                          ISSUE, EXECUTION, FORM AND
                          REGISTRATION OF SECURITIES.

        Section 2.1. Authentication and Delivery of Securities; Issuance of Exchange Securities. Upon the execution and delivery of this Indenture, or from time to time thereafter, Securities in an aggregate principal amount not in excess of $125,000,000 (including the principal amount of any outstanding Exchange Securities or Private Exchange Securities that may be issued pursuant to the Registration Rights Agreement) (except as otherwise provided in Section 2.6), may be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Issuer, signed by both (a) its Chairman of the Board of Directors, or any Vice Chairman of the Board of Directors, or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and (b) by its Treasurer or any Assistant Treasurer, any Vice President or any Secretary without any further action by the Issuer.

        In the case of the original issuance of Exchange Securities, the Trustee shall be entitled to receive an Opinion of Counsel of the Issuer dated the date thereof substantially to the effect that:15.

        (a) The Exchange Securities have been duly authorized and, when executed, authenticated and delivered to the Holders of the Securities in exchange for the Securities and assuming due authentication by the Trustee, will be (x) valid and binding obligations of the Issuer enforceable in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) entitled to the benefits of the Indenture.

        (b) No consent, approval, authorization or order of, or qualification or filing with, any governmental body or agency is required for the issuance of the Exchange Securities in exchange for the Securities or the performance by the Issuer of its obligations under the Exchange Securities, except such as have been obtained by the date of such opinion and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and exchange of Securities for Exchange Securities.

        (c) The issuance and delivery of the Exchange Securities in exchange for the Securities and the performance by the Issuer of its obligations under the Exchange Securities will not contravene (i) any provision of applicable law,
(ii) the certificate of incorporation or by-laws of the Issuer or (iii) to the knowledge of such counsel, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer.

        (d) Such counsel has reviewed evidence that the Exchange Offer Registration Statement or Shelf Registration Statement, as applicable, relating to the Exchange Securities has been declared effective under the Securities Act of 1933, as amended and the Indenture qualified under the Trust Indenture Act of 1939, as amended.

        In connection with the initial issuance of Exchange Securities, the Issuer shall, within five (5) Business Days after filing of the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, deliver a copy thereof to the Trustee. Upon the declaration of effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, by the Commission, the Issuer shall, within five (5) Business Days thereafter, deliver a notice of such declaration of effectiveness to each Holder, which may take the form of a copy of the prospectus included in such Exchange Offer Registration Statement or Shelf Registration Statement, and an Officers' Certificate to the Trustee stating that such Exchange Offer Registration Statement or Shelf Registration Statement, as applicable, has been declared effective by the Commission, together with a copy of the order of effectiveness, when available. If a Global Security is to be issued in respect of the Exchange Securities, the Issuer shall execute and deliver a letter of representation and other materials requested by the Depositary in connection with the initial issuance of Exchange Securities.

        The Issuer and the Trustee may require, as a condition to the issuance and authentication of any Exchange Security in exchange for an Unregistered Security, such certificates, opinions or other evidence, in form and substance reasonably satisfactory to the Issuer and the Trustee, that the transfer or issuance of Exchange Securities will not violate applicable law or any applicable interpretation of the Commission. Each Holder who wishes to exchange Unregistered Securities for Exchange Securities in the Exchange Offer will be required to make certain representations, including that (i) it is not an Affiliate of the Issuer, (ii) any Exchange Securities to be received by it were acquired in the ordinary course of its business and (iii) at the time of consummation of the Exchange Offer, it has no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities in violation of the provisions of the Securities Act. Each Holder of Private Exchange Securities who wishes to transfer or exchange such Private Exchange Securities for Exchange Securities pursuant to a Shelf Registration Statement will be required to make certain representations set forth in Exhibit G hereto.

        Section 2.2. Execution of Securities. The Securities shall be signed on behalf of the Issuer by both (a) its Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and (b) by its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security which has been duly authenticated and delivered by the Trustee.

        In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture, any such person was not such officer.

        Section 2.3. Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form set forth in Exhibit E hereof, executed by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

        Section 2.4. Form, Denomination and Date of Securities; Payments of Interest24.. The Securities and the Trustee's certificates of authentication shall be substantially in the forms attached hereto as Exhibits A-E, respectively. The Securities shall be issuable as registered securities without coupons and in denominations provided for in the forms of Security attached hereto as Exhibits A-D, as applicable. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Issuer executing the same may determine with the approval of the Trustee.

        Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of a single permanent global Security in registered form, substantially in the form set forth as Exhibit A hereto (the "Rule 144A Global Security"), deposited on the date of the closing of the sale of the Securities offered under the Offering Memorandum with the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided and registered in the name of Cede & Co., as nominee of the Depositary. The Rule 144A Global Security shall be subject to certain restrictions on transfer set forth herein and in the Offering Memorandum. The aggregate principal amount of the Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

        Securities offered and sold in reliance on Regulation D under the Securities Act shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth as Exhibit B hereto (the "Certificated Securities").

        Exchange Securities shall be issued substantially in the form set forth in Exhibit C hereto. Exchange Securities shall be issued in registered form and may, if agreed by the Issuer and the Holder, be issued in the form of a permanent global security (any such global security, together with the Rule 144A Global Security, "Global Securities"). Any Exchange

Security issued in the form of a Global Security shall be issued in a form substantially identical to Exhibit C hereto (except that any such Global Security representing Exchange Securities shall include on the face thereof the legend set forth in Section 2.5(b)). Notwithstanding the foregoing, if, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Securities acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, or any other Holder is not entitled to participate in the Exchange Offer, the Issuer upon the request of the Initial Purchaser or any such Holder pursuant to the Registration Rights Agreement shall simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to the Initial Purchaser and any such Holder, in exchange for such Securities held by the Initial Purchaser and any such Holder, a like principal amount of debt securities of the Issuer that are identical in all material respects to the Exchange Securities (except for the inclusion of any such transfer restrictions that may, in the opinion of counsel for the Issuer, be required under the Securities Act) (the "Private Exchange Securities"); provided, however, the Issuer shall not be required to effect such exchange if, in the written opinion of counsel for the Issuer (a copy of which shall be delivered to the Initial Purchaser and any Holder affected thereby), such exchange cannot be effected without registration under the Securities Act. Any Private Exchange Securities shall be issued in the form of permanent certificated securities in registered form, substantially in the form set forth in Exhibit D hereto.

        Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage. The Issuer shall furnish any such legends or endorsements to the Trustee in writing. The Issuer shall approve the form of the Securities and any notation, legend or endorsement on them.

        Each Security shall be dated the date of its authentication, shall bear interest from the date stated therein and shall be payable on the dates specified on the face of the applicable form of Security.

        The person in whose name any Security is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest, and Liquidated Damages, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest and Liquidated Damages, if any, shall be paid to the persons in whose names outstanding Securities are registered at the close of business on a subsequent record date (which shall be not less than five business days prior to the date of payment of such defaulted interest and Liquidated Damages, if any,) established by notice given by mail by or on behalf of the Issuer to the holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest and Liquidated Damages, if any,) shall mean if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month and shall mean, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a business day.

        Section 2.5. Restrictive Legends. (a) Unless and until a Security is exchanged for an Exchange Security in connection with an effective Exchange Offer Registration Statement or Shelf Registration Statement pursuant to the Registration Rights Agreement, or unless otherwise agreed by the Issuer and the Holder thereof, each Unregistered Security shall bear a legend on the face thereof in substantially the following form:

        THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO WEIRTON STEEL CORPORATION (THE "ISSUER"), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH

        TRANSFER, FURNISHES TO THE TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (E) PURSUANT TO OFFERS OR SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY TO THEM OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE, AS TRANSFER AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IN CERTAIN OTHER CASES NOTED ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE TRUSTEE, AS TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

        (b) Each Global Security, whether or not an Exchange Security, shall also bear the following legend on the face thereof:

        UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN

SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.8 OF THE INDENTURE.

        Section 2.6. Registration, Transfer and Exchange. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section
3.2 a register or registers in which the transfer of Securities as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times, such register or registers shall be open for inspection by the Trustee.

        The Securities are issuable only in registered form. A Holder may transfer a Security by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Security Register. Prior to the registration of any transfer by a Holder as provided herein, the Issuer, the Trustee, and any agent of the Issuer shall treat the person in whose name the Security is registered as the owner thereof for all purposes whether or not the Security shall be overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary. Furthermore, the Depositary shall, by acceptance of a Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Depositary (or its agent), and that ownership of a beneficial interest in the Global Security shall be required to be reflected in a book entry. When Securities are presented to the Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations (including on exchange of Securities for Exchange Securities or Private Exchange Securities), the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided that no exchanges of Unregistered Securities for Exchange Securities shall occur until an Exchange Offer Registration Statement or a Shelf Registration Statement with respect to such Securities shall have been declared effective by the Commission and provided, further, that any Unregistered Securities that are exchanged for Exchange Securities shall be cancelled by the Trustee. To permit registrations of transfers and exchanges in accordance with the terms, conditions and restrictions hereof, the Issuer shall execute and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Securities, but the Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.11, 7.5 or 11.2).

        The Registrar shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.2 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

        Upon due presentation for registration of transfer of any Security at each such office or agency, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities in authorized denominations for a like aggregate principal amount.

        All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by the holder or his attorney duly authorized in writing.

        All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

        Section 2.7. Book-Entry Provisions for Global Securities. (a) Each Global Security initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary and (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.5(b). Except as described in this Article II, owners of interests in the Global Securities shall not have Securities registered in their names, will not receive physical delivery of Securities in definitive form and will not be considered the registered owners or holders thereof under this Indenture for any purpose.

        Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under any Global Security and the Depositary and/or its nominee may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

        (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Beneficial interests in the Global Security may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of Section 2.8. In addition, definitive Securities in physical form shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Security if (i) the Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for the Global Security and a successor depositary is not appointed by the Issuer within 90 days of such notice or (ii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to the Securities or
(iii) as provided in Section 2.8(a). Securities issued in definitive form will be in fully registered form, without coupons, in minimum denominations of $100,000 and integral multiples of $1,000 above that amount. Upon issuance of Securities in definitive form, the Trustee is required to register Securities in the name of, and cause the Securities to be delivered to, the person or persons (or nominee thereof) identified as the beneficial owners as the Depositary shall direct.

        (c) In connection with any transfer of a beneficial interest in a Global Security to a transferee receiving definitive Securities in physical form pursuant to paragraph (b) of this Section, the Registrar shall reflect on its books and records the date and the decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more definitive Securities in physical form of like tenor and amount (which Securities shall be Certificated Securities in the case of a transfer of a beneficial interest in the Rule 144A Global Security).

        (d) In connection with the transfer of the entire Global Security to beneficial owners pursuant to paragraph (b) of this Section, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of definitive Securities in physical form (which Securities shall be Certificated Securities in the case of a transfer of a beneficial interest in the Rule 144A Global Security) or of authorized denominations.

        (e) Any Certificated Security received in exchange for an interest in the Rule 144A Global Security pursuant to paragraph (b) or (c) of this Section shall, except as otherwise provided by paragraph (e) of Section 2.8, bear the legend regarding transfer restrictions applicable to the Certificated Security set forth in Section 2.5(a).

        (f) The registered holder of the Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

        Section 2.8. Special Transfer Provisions. Unless and until a Security is exchanged for an Exchange Security in connection with an effective Exchange Offer Registration Statement or Shelf Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply: 33.

        (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to any Institutional Accredited Investor which is not a QIB:

        (i) The Registrar shall register the transfer of any Security, if (x) the requested transfer is at least three years after the later of the Original issue date of the Securities and the last date on which such Security was held by an affiliate of the Issuer or (y) the proposed transferee has delivered to the Registrar a certificate substantially in the Form of Institutional Accredited Investor Certificate set forth in Exhibit F hereto.

        (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the Rule 144A Global Security, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Security in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Certificated Securities of like tenor and amount. 35.

        (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to a QIB:

        (i) Upon the transfer of Certificated Securities initially issued to an Institutional Accredited Investor to a QIB, such Certificated Securities will, unless the Rule 144A Global Security has previously been exchanged in whole for Certificated Securities, be exchanged for an interest in the Rule 144A Global Security. If the Security to be transferred consists of Certificated Securities or Private Exchange Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Issuer and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Issuer and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

        (ii) If the proposed transferee is an Agent Member, and the Security to be transferred consists of Certificated Securities, upon receipt by the Registrar of the documents referred to in clause (i) and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Rule 144A Global Security in an amount equal to the principal amount of the Certificated Security to be transferred, and the Trustee shall cancel the Certificated Security.

        (c) Exchange of Rule 144A Global Security or Certificated Securities for Exchange Securities or Private Exchange Securities. The following provisions shall apply with respect to the registration of any proposed exchange of an interest in the Rule 144A Global Security or a Certificated Security for an Exchange Security or a Private Exchange Security, provided, that any such Exchange Securities or Private Exchange Securities, as applicable, shall be issued and authenticated in accordance with the terms of Sections 2.1, 2.4 and
2.6 hereof:

        (i) If the proposed transferor is an Agent Member holding a beneficial interest in the Rule 144A Global Security, upon receipt of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Security in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Exchange Securities or Private Exchange Securities, as applicable, of like tenor and amount.

        (ii) If the proposed transferor is a Holder of a Certificated Security, the Registrar shall cancel such Certificated Security on its books and records and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Exchange Securities or Private Exchange Securities, as applicable, of like tenor and amount.

        (d) Transfer and Exchange of Private Exchange Securities. The following additional provisions will apply with respect to the registration of any proposed transfer or exchange of an interest in a Private Exchange Security:

        (i) If the Private Exchange Security is submitted for registration of transfer (i) in connection with a change of beneficial ownership other than that resulting from a sale or other transfer for value pursuant to an effective Shelf Registration Statement or (ii) solely of record ownership not involving the delivery of any consideration, upon receipt of the Holder's transfer certification set forth on the reverse of the Private Exchange Security, the Registrar shall cancel such Private Exchange Security on its books and records and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Private Exchange Securities of like tenor and amount.

        (ii) If the Private Exchange Security is submitted for registration of transfer in connection with a change of beneficial ownership resulting from a sale or other transfer for value pursuant to an effective Shelf Registration Statement, upon receipt of the Private Exchange Security Transfer Certificate set forth in Exhibit G hereto (or such other documentation in form and substance satisfactory to the Issuer and the Trustee), the Registrar shall cancel such Private Exchange Security on its books and records and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Exchange Securities of like tenor and amount, provided, that any such Exchange Securities shall be issued and authenticated in accordance with the terms of Sections 2.1,
2.4 and 2.6 hereof.

        (e) Securities Legend. Upon the transfer, exchange or replacement of Legended Securities, the Registrar shall deliver only Legended Securities unless either (i) the transfer is at least three years after the later of the Original issue date of the Securities and the last date on which such Security was held by an affiliate of the Company or (ii) there is delivered to the Registrar an opinion of counsel reasonably satisfactory to the Issuer and the Registrar to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

        (f) Suspension of Effectiveness of Shelf Registration Statement. Upon the issuance of a stop order or any other suspension of effectiveness of the Shelf Registration Statement by the Commission, the Issuer shall immediately deliver a notice of such suspension of effectiveness to the Trustee and the Registrar, whereupon the Trustee shall cease to authenticate and the Registrar shall cease to record the transfer of additional Exchange Securities being sold pursuant to such Shelf Registration Statement until it shall have received an Officers' Certificate stating that the Shelf Registration Statement, or a succeeding registration statement, has again been declared effective by the Commission, together with a copy of the order of effectiveness, when available. During the period of any suspension of effectiveness of the Shelf Registration

Statement, transfers of Unregistered Securities shall be made only in accordance with an Exchange Offer Registration Statement, if available, or pursuant to
Section 2.8(a) or (b).

        (g) General. By its acceptance of any Security bearing the Securities Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Securities Legend and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act, provided that the Registrar shall not be required to determine (but may rely on a determination made by the Issuer with respect to) the sufficiency of any such certifications, legal opinions or other information.

        The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.7 or this Section 2.8. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

        Section 2.9. Mutilated, Defaced, Destroyed, Lost and Stolen Securities48.. In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

        Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its counsel) connected therewith. In case any Security which has matured or is about to mature, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

        Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

        Section 2.10. Cancellation of Securities; Destruction Thereof. All Securities surrendered for payment, redemption, registration of transfer or exchange, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities held by it and deliver a certificate of destruction to the Issuer. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

        Section 2.11. Temporary Securities. Pending the preparation of definitive Securities, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every Temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay, the Issuer shall execute and shall furnish definitive Securities and thereupon temporary Securities may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for the purpose pursuant to Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.

        Section 0.1. Wire Payments. Notwithstanding any provisions of this Indenture and the Securities to the contrary, if the Issuer and a Holder so agree, payments of interest on, and Liquidated Damages, if any, and any portion of the principal of any Securities other than the final payment of principal on a Security, may be made by the paying agent upon receipt from the Issuer in immediately available funds, directly to the Holder of such Security (whether by Federal funds, wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payment shall be so made and in the case of payments of a portion of the principal of any Securities other than the final payment of principal on a Security, the holder of such Security surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered. The Trustee shall be entitled to rely on the last instruction delivered by the Holder pursuant to this Section 2.12 unless a new instruction is delivered 15 days prior to a payment date. The Issuer will indemnify and hold the Trustee harmless against any loss, liability or expense (including attorneys' fees) resulting from any act or omission to act on the part of the Issuer or any such Holder in connection with any such agreement or which the paying agent may incur as a result of making any payment in accordance with any such agreement.

        Section 0.2. Deposit of Moneys. On or before each payment date (including a Repurchase Date), the Issuer shall deposit with the paying agent (or if the Issuer or one of its Subsidiaries or any Affiliate of any thereof is the paying agent, shall segregate and hold in trust) money sufficient to make the payment of principal of, interest and Liquidated Damages, if any, due hereunder on such payment date which shall, to the extent wire payments are to be made pursuant to Section 2.12 or otherwise pursuant to this Indenture be made in immediately available funds.



                                 ARTICLE III.

                                 COVENANTS OF
                          THE ISSUER AND THE TRUSTEE.

        Section 3.1. Payment of Principal and Interest. The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, interest and Liquidated Damages, if any, on each of the Securities at the place or places, at the respective times and in the manner provided in the Securities. Each installment of interest on the Securities may be paid by mailing checks for such interest payable to or upon the written order of the holders of Securities entitled thereto as they shall appear on the registry books of the Issuer. The Issuer shall pay interest on overdue principal at the rate borne by the Securities and shall pay interest on overdue installments of interest and Liquidated Damages, if any, at the same rate to the extent lawful.

        Section 3.2. Offices for Payments, etc. So long as any of the Securities remain outstanding, the Issuer will maintain in the Borough of Manhattan, the City of New York, the following: (a) an office or agency where the Securities may be presented for payment (the "Paying Agent"), (b) an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided (the "Registrar") and (c) an office or agency where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Issuer hereby initially designates the Corporate Trust Office of the Trustee as the office or agency for each such purpose. In case the Issuer shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office. The Trustee shall initially be the Registrar and Paying Agent; provided, however, that the Issuer may act as Paying Agent or Registrar.

        Section 3.3. Appointment to Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.9, a Trustee, so that there shall at all times be a Trustee hereunder.

        Section 3.4. Paying Agents. Whenever the Issuer shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

        (a) that it will hold all sums received by it as such agent for the payment of the principal of, interest and Liquidated Damages, if any, on the Securities (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities or of the Trustee,

        (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities) to make any payment of the principal of, interest and Liquidated Damages, if any, on the Securities when the same shall be due and payable, and

        (c) pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (b) above.

        The Issuer will, prior to each due date of the principal of, interest and Liquidated Damages, if any, on the Securities, deposit with the paying agent a sum sufficient to pay such principal, interest and Liquidated Damages, if any, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

        If the Issuer shall act as its own paying agent, it will, on or before each due date of the principal of, interest and Liquidated Damages, if any, on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal interest and Liquidated Damages, if any, so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

        Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

        Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 9.3 and 9.4.

        Section 3.5. Certificate to Trustee. The Issuer will furnish to the Trustee within 120 days after the end of each fiscal year a brief certificate (which need not comply with Section 10.5) from the principal executive, financial or accounting officer of the Issuer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under the Indenture during such fiscal year (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture).

        Section 3.6. Securityholders' Lists. If and so long as the Trustee shall not be the Security registrar, the Issuer will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities pursuant to
Section 312 of the Trust Indenture Act (a) semiannually not more than 15 days after each record date for the payment of semiannual interest on the Securities, as hereinabove specified, as of such record date, and (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

        Section 3.7. Reports to Holders of the Securities. The Issuer covenants to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. If, during any period in which Securities with an aggregate principal amount equal to or greater than ten percent of the aggregate principal amount of Securities originally issued under this Indenture are outstanding, the Issuer is not obligated to file annual reports, documents or other reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, the Issuer will furnish to the Trustee the same such annual reports, documents or other reports as if the Issuer were so subject. In addition, whether or not required by the rules and regulations of the Commission, the Issuer shall file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, for so long as any Unregistered Securities remain outstanding, upon the request of any Holder or any prospective purchaser of such Unregistered Securities, the Company shall supply to such Holder or such prospective purchaser the information required under Rule 144A under the Securities Act, unless the Issuer is then subject to Section 13 or 15(d) of the Exchange Act and reports filed thereunder satisfy the information requirements of Rule 144A(d)(4) as then in effect.

        Section 3.8. Reports by the Trustee. Any Trustee's report required under Section 313(a) of the Trust Indenture Act of 1939 shall be transmitted on or before the first date for the regular payment of semiannual interest on the Securities next succeeding November 15 in each year, and shall be dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto (unless such November 15 is less than 45 days prior to such interest payment date, in which case such report shall be (a) so transmitted on or before the second such interest payment date next succeeding such November 15 and (b) as of a date determined as provided above). The Trustee also shall comply with
Section 313(b)(2) of the Trust Indenture Act of 1939. In addition, the Trustee shall transmit by mail all reports as required by Section 313(c) of the Trust Indenture Act of 1939.

        A copy of each report, at the time of its mailing to the Holders of Securities, shall be mailed to the Issuer and filed with the Commission and with each stock exchange on which the Securities are listed in accordance with
Section 313(d) of the Trust Indenture Act of 1939. The Issuer shall promptly notify the Trustee when the Securities are listed on any stock exchange or of any delisting thereof.

        Section 3.9. Limitations on Indebtedness. The Issuer will not, and will not permit any Subsidiary to, create, incur, assume, become liable for or guarantee the payment of (collectively, an "incurrence") any Indebtedness (including Acquired Indebtedness), other than Permitted Indebtedness, or permit any Subsidiary to issue any Preferred Stock other than Preferred Stock that is issued to and held by the Issuer or a wholly owned Subsidiary of the Issuer (so long as the Issuer or a wholly owned Subsidiary of the Issuer owns such Preferred Stock); provided the Issuer may incur, and may permit any Subsidiary to incur, Indebtedness (including Acquired Indebtedness) if (a) at the time of such event and after giving effect thereto, on a pro forma basis, the ratio of Consolidated EBITDA to Consolidated Fixed Charges for the four fiscal quarters immediately preceding such event for which financial information is available consistent with the Issuer's prior practice, taken as one period and calculated on the assumption that such Indebtedness had been incurred on the first day of such four-quarter period and, in the case of Acquired Indebtedness, on the assumption that the related acquisition (whether by means of purchase, merger or otherwise) also had occurred on such date with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation, would have been greater than 1.75 to 1, and (b) no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness.

        Notwithstanding the foregoing, the Issuer will not permit any Subsidiary to incur Indebtedness (including Acquired Indebtedness) unless, at the time of the incurrence of such Indebtedness and after giving effect thereto, on a pro forma basis, without duplication, the sum of (i) the aggregate amount of Indebtedness (including Acquired Indebtedness and Permitted Indebtedness) of all Subsidiaries of the Issuer plus (ii) the aggregate amount of all outstanding Indebtedness secured by Liens issued, assumed or guaranteed by the Issuer or any Subsidiary (excluding Indebtedness secured by Permitted Liens) plus (iii) the aggregate amount of Attributable Debt incurred by the Issuer or any Subsidiary in respect of sale and leaseback transactions does not at such time exceed 10% of Consolidated Net Tangible Assets.

        Section 3.10. Limitations on Restricted Payments. The Issuer will not, and will not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment unless:

        (a) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Restricted Payment;

        (b) immediately after giving effect to such Restricted Payment, the aggregate of all Restricted Payments (the fair market value of any such Restricted Payment, if other than cash, as determined in good faith by the Issuer's Board of Directors and evidenced by a resolution of such Board) declared or made after the Issue Date does not exceed the greater of (i) $5,000,000 or (ii) the sum of (A) 50% of the Consolidated Net Income of the Issuer on a cumulative basis during the period (taken as one accounting period) from and including April 1, 1993 and ending on the last day of the Issuer's last fiscal quarter ending prior to the date of such Restricted Payment (or in the event such Consolidated Net Income shall be a deficit, minus 100% of such deficit), plus (B) 100% of the aggregate net cash proceeds of, and the fair market value of marketable securities (as determined in good faith by the Issuer's Board of Directors and evidenced by a resolution of such Board) received by the Issuer from, the issue or sale after April 1, 1993 of Capital Stock of the Issuer (other than the issue or sale of (x) Disqualified Stock, (y) Capital Stock of the Issuer to any Subsidiary of the Issuer or (z) Capital Stock convertible (whether at the option of the Issuer or the holder thereof or upon the happening of any event) into any security other than its Capital Stock) and any Indebtedness or other securities of the Issuer convertible into or exercisable for Capital Stock (other than Disqualified Stock) of the Issuer which has been so converted or exercised, as the case may be, minus (C) $25 million in respect of the redemption of the Issuer's

Preferred Stock, Series B, in September 1994 plus (D) $5,000,000;

provided that, notwithstanding the foregoing, (I) the Issuer shall be permitted to make Permitted Payments and (II) the Issuer and any Subsidiary shall be permitted to make Investments in Permitted Joint Ventures if at the time of such Investment and after giving effect thereto, on a pro forma basis, (X) the Issuer could incur at least $1.00 of Indebtedness (other than Permitted Indebtedness) pursuant to clause (a) of Section 3.9 (assuming for purposes of such calculation, if such Investment is made other than with borrowed funds or funds obtained from the issuance of Capital Stock specifically for the purpose of such Investment, that the Issuer incurred Indebtedness in an amount equal to such Investment bearing interest at the weighted average rate of interest paid by the Issuer on its outstanding Indebtedness during the four fiscal quarters most recently ended), (Y) the aggregate amount of Investments made pursuant to this clause (II), less the aggregate amount of dividends, other distributions of earnings and returns of capital received by the Issuer from such Permitted Joint Ventures in cash, does not exceed $50,000,000 and (Z) no Default or Event of Default shall have occurred and be continuing; and provided further that the foregoing clause (b) shall not prevent (i) the payment of any dividend within 60 days of its declaration if such dividend could have been made on the date of its declaration without violation of the provisions of this covenant or (ii) the redemption, repurchase, retirement or other acquisition of any Capital Stock of the Issuer in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Issuer) of other Capital Stock of the Issuer (other than any Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause
(b)(ii)(B) of the preceding paragraph; or (iii) the defeasance, redemption or repurchase of Indebtedness which is subordinated in right of payment to the Securities with the net cash proceeds from an incurrence of Refinancing Indebtedness or the substantially concurrent sale (other than to a Subsidiary of the Issuer) of other Capital Stock of the Issuer (other than any Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause (b)(ii)(B) of the preceding paragraph.

        Section 3.11. Limitations on Transactions with Affiliates. So long as any of the Securities remain outstanding, neither the Issuer nor any of its Subsidiaries will directly or indirectly enter into any transaction or series of related transactions involving aggregate consideration in excess of $1,000,000 in any fiscal year with any Affiliate or holder of 5% or more of any class of Capital Stock of the Issuer (including any Affiliates of such holders) except for any transaction (including any loans or advances by or to any Affiliate) (i) the terms of which are fair and reasonable to the Issuer or such Subsidiary, as the case may be, and are at least as favorable as the terms which could be obtained by the Issuer or such Subsidiary, as the case may be, in a comparable transaction made on an arm's length basis with Persons who are not such a holder, an Affiliate of such holder or Affiliate of the Issuer and (ii) which has been approved by a majority of the Issuer's directors (including a majority of the Issuer's independent directors, if any) in the exercise of their fiduciary duties; provided that any such transaction shall be conclusively deemed to be on terms which are fair and reasonable to the Issuer or any of its Subsidiaries and on terms which are at least as favorable as the terms which could be obtained on an arm's length basis with Persons who are not such a holder, an Affiliate of such holder or Affiliate of the Issuer if such transaction is approved by a majority of the Board of Directors (including a majority of the Issuer's independent directors, if any). This covenant does not apply to (a) any transaction between the Issuer and any of its Wholly Owned Subsidiaries or between any of its Wholly Owned Subsidiaries, (b) any Restricted Payment not otherwise prohibited by Section 3.10 or (c) any transaction pursuant to an agreement in existence on the date of the Indenture and included as an exhibit to the Company's Exchange Act Reports.

        Section 3.12. Restrictions on Disposition of Assets of the Issuer. (a) Subject to the provisions of Section 8.1, the Issuer will not, and will not permit any of its Subsidiaries to, make any Asset Disposition unless (i) the Issuer (or the Subsidiary, as the case may be) receives consideration at the time of such sale or other disposition at least equal to the fair market value thereof (as determined in good faith by the Issuer's management if the consideration is less than $200,000 or, if the consideration is greater than $200,000, as determined in good faith by the Issuer's Board of Directors and evidenced by a resolution of such Board; provided, that no resolution of the Board shall be required in connection with the disposition of approximately 200 contiguous acres adjacent to the Issuer's headquarters at 400 Three Springs Drive, Weirton, West Virginia, as depicted on Exhibit H hereto, (ii) not less than 75% of the consideration received by the Issuer (or the Subsidiary, as the case may be) is in the form of cash or Cash Equivalents and (iii) the Net Cash Proceeds of the Asset Disposition are within 270 days, at the Issuer's election,
(A) invested in the business or businesses of the Issuer as of the Issue Date or any related business, or (B) to the extent not so invested are applied (1) to make an Asset Disposition Offer to purchase the Securities (on a pro rata basis if the amount available for such repurchase is less than the outstanding principal amount of the Securities) or (2) to purchase any other Indebtedness which is pari passu with the Securities, at a purchase price of 100% of the principal amount thereof plus, in each case, accrued interest and Liquidated Damages, if any, to the date of repayment. Notwithstanding the foregoing, the Issuer and its Subsidiaries will not be required to apply any Net Cash Proceeds in accordance with this provision except to the extent that the aggregate gross proceeds from all Asset Dispositions which are not applied in accordance with this provision exceed $25,000,000.

        (b) In the event that the Issuer elects to purchase Securities pursuant to Section 3.12(a)(iii)(B)(1) above, the Issuer will purchase Securities tendered pursuant to a tender offer by the Issuer for the Securities (the "Asset Disposition Offer") in accordance with the procedures (including prorationing in the event of oversubscription) set forth in Section 3.12(c). If the aggregate purchase price of Securities tendered pursuant to the Asset Disposition Offer is less than the Net Cash Proceeds allotted to the purchase of the Securities, the Issuer shall apply the remaining Net Cash Proceeds in accordance with clauses
(A) and (B)(2) of Section 3.12(a)(iii) above.

        (c) (i) In the event that the Issuer elects to purchase Securities pursuant to Section 3.12(a)(iii)(B)(1) above, the Issuer shall be obligated to deliver to the Trustee and send, by first-class mail to each Holder, a written notice stating that:

(1) such Holder may elect to have his Securities purchased by the Issuer either in whole or in part (subject to prorationing as hereinafter described in the event the Asset Disposition Offer is oversubscribed) in multiples of $1,000 principal amount, at the applicable purchase price, plus accrued interest and Liquidated Damages, if any, to the date of purchase by the Issuer;

(2) any Security not tendered or accepted for payment will continue to accrue interest and Liquidated Damages, if any,;

(3) any Security accepted for payment pursuant to the Asset Disposition Offer shall cease to accrue interest and Liquidated Damages, if any, after the Purchase Date; and

(4) Holders will be entitled to withdraw their election in the manner described in clause (iii) below.

The notice shall also specify a purchase date not less than 30 days nor more than 60 days after the date of such notice (the "Purchase Date"), shall include all instructions and materials necessary to enable each Holder to tender Securities pursuant to the Asset Disposition Offer, and shall contain information concerning the business of the Issuer which the Issuer in good faith believes will enable such Holders to make an informed decision (which at a minimum will include (A) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Issuer, the most recent subsequently filed Quarterly Report on Form 10-Q and any Current Report on Form 8-K of the Issuer filed subsequent to such Quarterly Report, other than Current Reports describing other asset dispositions otherwise described in the offering materials, (B) corresponding successor reports or reports otherwise required pursuant to Section 3.7 to be delivered to Holders if the Issuer is no longer filing reports pursuant to the Securities Exchange Act of 1934, (C) a description of material developments in the Issuer's business subsequent to the date of the latest of such reports, and (D) if material, appropriate pro forma financial information. Substantially simultaneously with the mailing of the notice, the Issuer shall cause a copy of such notice to be published in The Wall Street Journal or another newspaper of general circulation in the Borough of Manhattan, the City of New York.


        (ii) Not later than the date upon which written notice of an Asset Disposition Offer is delivered to the Trustee as provided above, the Issuer shall deliver to the Trustee an Officers' Certificate as to (A) the amount of the Asset Disposition Offer (the "Offer Amount"), (B) the allocation of the Net Cash Proceeds pursuant to which such Asset Disposition Offer is being made and
(C) the compliance of such allocation with the provisions of Section 3.12(a). Not later than one Business Day prior to the Purchase Date, the Issuer shall also irrevocably deposit with the Trustee or with a paying agent (or, if the Issuer is acting as its own paying agent, segregate and hold in trust) in immediately available funds an amount equal to the Offer Amount to be held for payment in accordance with the provisions of this Section. Upon the expiration of the period for which the Asset Disposition Offer remains open (the "Offer Period"), the Issuer shall deliver to the Trustee the Securities or portions thereof which have been properly tendered to and are to be accepted by the Issuer. The Trustee or a paying agent (if any) shall, on the Purchase Date, mail or deliver payment to each tendering Holder in the amount of the purchase price. In the event that the aggregate purchase price of the Securities delivered by the Issuer to the Trustee is less than the Offer Amount, the Trustee shall deliver the excess to the Issuer immediately after the expiration of the Offer Period.

        (iii) Holders electing to have a Security purchased will be required to surrender the Security, with an appropriate form duly completed, to the Trustee at the address specified in the notice at least one Business Day prior to the Purchase Date. Holders will be entitled to withdraw their election if the Trustee or paying agent (if any) receives not later than the close of business on the Business Day prior to the Purchase Date a telegram, telex, facsimile transmission or letter setting forth the name of the Holder and a statement that such Holder is withdrawing his election to have all or a portion of his Securities purchased. If at the expiration of the Offer Period, the aggregate principal amount of Securities surrendered by Holders exceeds the Offer Amount, the Issuer shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Issuer so that only Securities in denominations of $1,000 or multiples thereof shall be purchased). Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

        (iv) At the time the Issuer delivers Securities to the Trustee which are to be accepted for purchase, the Issuer will also deliver an Officers' Certificate stating that such Securities are to be accepted by the Issuer pursuant to and in accordance with the terms of this Section. A Security shall be deemed to have been accepted for purchase at the time the Trustee, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

        (d) In the event the Issuer is unable to purchase Securities from Holders in an Asset Disposition Offer because such purchase is prohibited by any provision of applicable law, the Issuer need not make an Asset Disposition Offer. The Issuer shall then be obligated to apply the Net Cash Proceeds in accordance with clause (A) or (B)(2) of Section 3.12(a)(iii).

        (e) Whenever Net Cash Proceeds are received by the Issuer, and prior to the allocation of such Net Cash Proceeds pursuant to this Section 3.12, such Net Cash Proceeds shall be set aside by the Issuer in a separate account pending allocation.

        Section 3.13. Limitations on Liens. The Issuer will not, and will not permit any Subsidiary to, issue, assume or guarantee any Indebtedness secured by a Lien (other than a Permitted Lien) of or upon any Property (including any income or profits therefrom or assignment or conveyance of any right to receive income therefrom) of the Issuer or any Subsidiary or any shares of stock or debt of any Subsidiary which owns Property, whether such Property is owned at the date of the Indenture or thereafter acquired, without making effective provision whereby the Securities (together with, if the Issuer shall so determine, any other debt of the Issuer ranking equally with the Securities and then existing or thereafter created) shall be secured by such Lien equally and ratably with such Indebtedness, so long as such Indebtedness shall be so secured; provided that the foregoing prohibition shall not apply to liens with respect to sale and leaseback transactions regarding the facility known as the "Number 9 Tandem Mill" or the facility known as the "Foster Wheeler Steam Generating Facility".

        Notwithstanding the foregoing, and subject to the provisions of Section 3.9, the Issuer or any Subsidiary may issue, assume or guarantee Indebtedness secured by Liens without equally and ratably securing the Securities, provided that, after giving effect thereto, without duplication, the sum of (i) the aggregate amount of all outstanding Indebtedness secured by Liens so issued, assumed or guaranteed (excluding Indebtedness secured by Permitted Liens) plus
(ii) the aggregate amount of Attributable Debt incurred by the Issuer or any Subsidiary in respect of sale and leaseback transactions plus (iii) the aggregate amount of Indebtedness (including Acquired Indebtedness and Permitted Indebtedness) of all Subsidiaries of the Issuer does not at such time exceed 10% of Consolidated Net Tangible Assets.

        Section 3.14. Limitations on Sale and Leaseback Transactions. The Issuer will not and will not permit any Subsidiary to enter into any sale and leaseback transaction with respect to any Property (whether now owned or hereafter acquired) unless the net proceeds of the sale or transfer of the property to be leased are at least equal to the fair market value (as determined by the Board of Directors of the Issuer) of such Property and unless the Issuer or such Subsidiary would be entitled under Sections 3.9 and 3.13, without equally and ratably securing the Securities, to issue, assume or guarantee debt secured by a mortgage on such Property in an amount at least equal to the Attributable Debt in respect of such sale and leaseback transaction; provided, however, that the foregoing prohibition does not apply to leases between the Issuer and a Subsidiary or between Subsidiaries or to sales and leasebacks with respect to the facility known as the "Number 9 Tandem Mill" or the facility known as the "Foster Wheeler Steam Generating Facility"; provided, that the Company must be able to incur, in respect of such sale and leaseback transactions, debt in an amount at least equal to the present value (discounted at the rate of interest implicit in the terms of the lease) of the obligation of the lessee for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended) under Section 3.9 hereof.

        Section 3.15. Limitations on Dividend and Other Payment Restrictions Affecting Subsidiaries. The Issuer will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Issuer to (a)(i) pay dividends or make any other distributions on its Capital Stock, or any other interest or participation in or measured by its profits, owned by the Issuer or a Subsidiary of the Issuer, or (ii) pay any Indebtedness owed to the Issuer or a Subsidiary of the Issuer, (b) make loans or advances to the Issuer or a Subsidiary of the Issuer or (c) transfer any of its properties or assets to the Issuer or a Subsidiary of the Issuer, except for Permitted Liens and Liens permitted under the second paragraph of Section 3.13 and such other encumbrances or restrictions existing under or by reason of (i) any restrictions, with respect to a Subsidiary that is not a Subsidiary on the date of this Indenture, under any agreement in existence at the time such Subsidiary becomes a Subsidiary (unless such agreement was entered into in connection with, or in contemplation of, such entity becoming a Subsidiary on or after the date of the Indenture), (ii) any restrictions under any agreement evidencing any Acquired Indebtedness of a Subsidiary of the Issuer incurred pursuant to the provisions of Section 3.9; provided that such restrictions shall not restrict or encumber any assets of the Issuer or its Subsidiaries other than such Subsidiary, (iii) terms relating to the nonassignability of any operating lease, (iv) any encumbrance or restriction existing under any agreement that refinances or replaces the agreements containing restrictions described in clauses (i)-(iii), provided that the terms and conditions of any such restrictions are no less favorable to the holders of the Securities than those under the agreement so refinanced or replaced, or (v) any encumbrance or restriction due to applicable law.

        Section 3.16. Change of Control Option. In the event that there shall occur a Change of Control, each Holder of Securities shall have the right, at such Holder's option, to require the Issuer to purchase all or any part of such Holder's Securities, on the date (the "Repurchase Date") that is 90 days after notice of the Change of Control, at 101% of the principal amount thereof, plus accrued interest and Liquidated Damages, if any, to the Repurchase Date.

        On or before the thirtieth day after the Change of Control, the Issuer is obligated to mail, or cause to be mailed, to all Holders of record of such Securities a notice regarding the Change of Control and the repurchase right. Substantially simultaneously with mailing of the notice, the Issuer shall cause a copy of such notice to be published in The Wall Street Journal or another newspaper of general circulation in the Borough of Manhattan, the City of New York.

        Each such notice of a repurchase right shall state: (i) the Repurchase Date; (ii) the date by which the repurchase right must be exercised; (iii) the price for such Securities; and (iv) the procedure which the Holder of Securities must follow to exercise such right.

        To exercise a repurchase right, the holder of such Securities must deliver, at least two Business Days prior to the Repurchase Date, written notice to the Issuer (or an agent designated by the Issuer for such purpose) of the Holder's exercise of such right, together with the Securities with respect to which the right is being exercised, duly endorsed for transfer. Such written notice from the Holder shall be irrevocable unless the rescission thereof is duly approved by the Continuing Directors.

        In the event a repurchase right shall be exercised in accordance with the terms hereof, the Issuer shall pay or cause to be paid the price payable with respect to the Security or Securities as to which the repurchase price has been exercised in cash to the Holder of such Security or Securities, on the Repurchase Date. In the event that a repurchase right is exercised with respect to less than the entire principal amount of a surrendered Security, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance in the name of the Holder a new Security or Securities in the aggregate principal amount of that portion of such surrendered Security not repurchased.

        The Issuer will comply with all applicable tender offer rules and regulations, including Section 14(e) of the Exchange Act and the rules thereunder, if the Issuer is required to give a notice of right of repurchase as a result of a Change of Control.

        As used herein, "Change of Control" means (i) any sale, lease or other transfer (in one transaction or a series of transactions) of more than 75% of the assets of the Issuer to any Person (other than a Wholly Owned Subsidiary of the Issuer); (ii) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act (other than the 1984 ESOP, the 1989 ESOP or any other employee benefit plan of the Issuer)) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Capital Stock of the Issuer representing more than 50% of the voting power of such Capital Stock; (iii) Continuing Directors cease to constitute at least a majority of the Board of Directors of the Issuer; or (iv) the stockholders of the Issuer approve any plan or proposal for the liquidation or dissolution of the Issuer.

        As used herein, "Continuing Director" means a director who either was a member of the Board of Directors of the Issuer on the date of the Indenture or who became a director of the Issuer subsequent to such date and whose election, or nomination for election by the Issuer's stockholders, was duly approved by a majority of the Continuing Directors then on the Board of Directors of the Issuer.


                                  ARTICLE IV.

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                             ON EVENT OF DEFAULT.

        Section 4.1. Event of Default Defined; Acceleration of Maturity; Waiver of Default. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing, that is to say:

        (a) default in the payment of any installment of interest and Liquidated Damages, if any, upon any of the Securities as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

        (b) default in the payment of all or any part of the principal on any of the Securities as and when the same shall become due and payable either at maturity, by declaration or otherwise; or

        (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer contained in the Securities or in this Indenture for a period of 60 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; or

        (d) an event of default, as defined in any indenture or instrument evidencing or under which the Issuer has at the date of this Indenture or shall hereafter have outstanding at least $25,000,000 aggregate principal amount of indebtedness for borrowed money, shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such a acceleration shall not be rescinded or annulled within ten days after notice thereof shall have been given to the Issuer by the Trustee (if such event be known to it), or to the Issuer and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; provided that if such event of default under such indenture or instrument shall be remedied or cured by the Issuer or waived by the holder of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders, and provided further that, subject to the provisions of Sections 5.1 and 5.2, the Trustee shall not be charged with knowledge of any such default unless written notice thereof shall have been given to the Trustee by the

Issuer, by the holder or an agent of the holder of any such indebtedness, by the trustee then acting under any indenture or other instrument under which such default shall have occurred, or by the holders of not less than 25% in the aggregate principal amount of the Securities at the time outstanding.

        (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

        (f) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors.

        Then, and in each and every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding hereunder, by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal of all the Securities, the interest and Liquidated Damages, if any, accrued thereon, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. This provision, however, is subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest and Liquidated Damages, if any, upon all the Securities and the principal of any and all Securities which shall have become due otherwise than by acceleration (with interest and Liquidated Damages, if any, upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest and Liquidated Damages, if any, at the same rate as the rate of interest specified in the Securities, to the date of such payment or deposit) and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein--then and in every such case the holders of a majority in aggregate principal amount of the Securities then outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

        Section 4.2. Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest and Liquidated Damages, if any, on any of the Securities when such interest and Liquidated Damages, if any, shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities when the same shall have become due and payable, whether upon maturity or upon any redemption or by declaration or otherwise--then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the holders of the Securities the whole amount that then shall have become due and payable on all such Securities for principal, interest and Liquidated Damages, if any, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest and Liquidated Damages, if any, is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest specified in the Securities); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith. In connection therewith, the Trustee shall comply with the provisions of Section 313(b)(2) of the Trust Indenture Act of 1939 to the extent applicable.

        Until such demand is made by the Trustee, the Issuer may pay the principal of, interest and Liquidated Damages, if any, on the Securities to the registered holders, whether or not the Securities be overdue.

        In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated, the moneys adjudged or decreed to be payable.

        In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

        (a) to file and prove a claim or claims for the whole amount of principal, interest and Liquidated Damages, if any, owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor,

        (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

        (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

        All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities.

        In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

        Section 4.3. Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, interest and Liquidated Damages, if any, upon presentation of the several Securities and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

        First: To the payment of costs and expenses, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith;

        Second: In case the principal of the Securities shall not have become and be then due and payable, to the payment of interest and Liquidated Damages, if any, in default in the order of the maturity of the installments of such interest and Liquidated Damages, if any,, with interest (to the extent that such interest and Liquidated Damages, if any, has been collected by the Trustee) upon the overdue installments of interest and Liquidated Damages, if any, at the same rate as the rate of interest specified in the Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

        Third: In case the principal of the Securities shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities for principal, interest and Liquidated Damages, if any, with interest upon the overdue principal, and (to the extent that such interest and Liquidated Damages, if any, has been collected by the Trustee) upon overdue installments of interest and Liquidated Damages, if any, at the same rate as the rate of interest specified in the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal and interest, without preference or priority of principal over interest or Liquidated Damages, if any, or of interest over principal, or of any installment of interest or Liquidated Damages, if any, over any other installment of interest or Liquidated Damages, if any, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest or Liquidated Damages, if any; and

        Fourth: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

        Section 4.4. Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

        Section 4.5. Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the

Securityholders shall continue as though no such proceedings had been taken.

        Section 4.6. Limitations on Suits by Securityholders. No holder of any Security shall have any right by virtue of or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities then outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.8; it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 4.7. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 2.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 4.6, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

        Section 4.8. Control by Securityholders. The holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 5.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 5.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such holders.

        Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Securityholders.

        Section 4.9. Waiver of Past Defaults. Prior to the declaration of the acceleration of maturity of the Securities as provided in Section 4.1, the holders of a majority in aggregate principal amount of the Securities at the time outstanding may on behalf of the holders of all the Securities waive any past default or Event of Default hereunder and its consequences, except a default (a) in the payment of principal of, interest or Liquidated Damages, if any, on any of the Securities or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and

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

any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

        Section 4.10. Notice of Defaults. If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Securityholders a notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of, interest and Liquidated Damages, if any on any Security, the Trustee may withhold the notice if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers determines that withholding the notice is in the interest of Securityholders.

        Section 4.11. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, interest and Liquidated Damages, if any, on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

                                  ARTICLE V.

                            CONCERNING THE TRUSTEE.

        Section 5.1. Duties and Responsibilities of the Trustee; During Default; Prior to Default. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture or the Securities. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

        No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

        (a) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred:116.

        (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

        (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not verify the accuracy of the contents thereof;

        (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

        (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

        (d) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

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

        (e) whether or not expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to (a), (b), (c) and
(d) of this Section 5.1.

        This Section 5.1 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

        Section 5.2. Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 5.1:

        (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

        (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

        (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

        (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

        (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Securities then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand; and130.

        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

        Section 5.3. Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

        Section 5.4. Trustee and Agents May Hold Securities; Collections, etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

        Section 5.5.  Moneys Held by Trustee. Subject to the provisions of
Section 9.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any

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

agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

        Section 5.6. Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses or renders services after an Event of Default specified in Section 4.1(e) or (f) occurs, the expenses and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law.

        Section 5.7. Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 5.1 and 5.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

        Section 5.8. Persons Eligible for Appointment as Trustee. The Trustee hereunder shall at all times be a corporation having a combined capital and surplus of at least $25,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

        Section 5.9. Resignation and Removal; Appointment of Successor Trustee144.. (a) The Trustee may at any time resign by giving written notice of resignation to the Issuer and by mailing notice thereof by first-class mail to holders of Securities at their last addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation, the resigning trustee, the Issuer, the resigning Trustee or the Holders of at least ten percent in aggregate principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

  In case at any time any of the following shall occur:

        (i) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act of 1939, after written request therefor by the Issuer or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

        (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.8 and shall fail to resign after written request therefor by the Issuer or by any such Securityholder; or

        (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its

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

property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.149.

        (b) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in
Section 6.1 of the action in that regard taken by the Securityholders.

        (c) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 5.9 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.10.

        Section 5.10. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 5.9 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 9.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a

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

prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 5.6.

        Upon acceptance of appointment by a successor trustee as provided in this Section 5.10, the Issuer shall mail notice thereof by first-class mail to the holders of Securities at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.9. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

        Section 5.11. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 5.8, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

        Section 5.12. Preferential Collection of Claims Against Issuer. The Trustee is subject to Section 311(a) of the Trust Indenture Act of 1939, excluding any creditor relationship listed in Section 311(b) thereof. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act of 1939 to the extent indicated therein.

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

                                  ARTICLE VI.

                        CONCERNING THE SECURITYHOLDERS.

        Section 6.1. Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.1 and 5.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

        Section 6.2. Proof of Execution of Instruments and of Holding of Securities; Record Date. Subject to Sections 5.1 and 5.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the registrar thereof. The Issuer may set a record date for purposes of determining the identity of holders of Securities entitled to vote or consent to any action referred to in Section 6.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

        Section 6.3. Holders to Be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest and Liquidated Damages, if any, on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and,
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

to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

        Section 6.4. Securities Owned by Issuer Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.1 and 5.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

        Section 6.5. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such

Security. Any action taken by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the holders of all the Securities.

                                 ARTICLE VII.

                           SUPPLEMENTAL INDENTURES.

        Section 7.1. Supplemental Indentures Without Consent of Securityholders170.. The Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time, without the consent of the holders of any of the Securities at the time outstanding, enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

        (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets;

        (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Eight;

        (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the holders of a majority in aggregate principal amount of the Securities to waive such an Event of Default;

        (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Securities; and

        (e) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form, and to make all appropriate changes for such purpose.

        The Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        Section 7.2.  Supplemental Indentures With Consent of
Securityholders. With the consent (evidenced by a majority as provided in Article Six) of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities; provided, that no such supplemental indenture shall (a) reduce the rate or change the time or place for payment of interest or Liquidated Damages, if any, or reduce any amount payable on redemption thereof; (b) reduce the principal of or change the fixed maturity or place of payment of any Security; (c) change the currency of payment of principal of, interest or Liquidated Damages, if any, on any Security; (d) reduce the principal amount of outstanding Securities necessary to modify or amend this Indenture; or (e) make any change in Section 4.9, 4.11 or the first paragraph of this Section 7.2, without the consent of the holders of all Securities then outstanding.

        Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders and other documents, if any, required by Section 6.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

        It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

        Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall mail a notice thereof by first-class mail to the holders of Securities at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        Section 7.3. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

        Section 7.4. Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 5.1 and 5.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture and is a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, subject to the customary exceptions. Such supplemental indenture will comply with the Trust Indenture Act of 1939.

        Section 7.5. Notation on Securities in Respect of Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities then outstanding.

                                 ARTICLE VIII.

                  CONSOLIDATION, MERGER, SALE OR CONVEYANCE.

        Section 8.1. Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions. The Issuer will not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets (as an entirety or substantially an entirety in one transaction or a series of related transactions) to, any Person (other than a merger with or into a Wholly Owned Subsidiary; provided that such Wholly Owned Subsidiary is not organized in a foreign jurisdiction) unless: (a) the entity formed by or surviving any such consolidation or merger (if other than the Issuer), or to which sale, lease, conveyance or other disposition shall have been made (the "Surviving Entity"), is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia; (b) the Surviving Entity assumes by supplemental indenture all of the obligations of the Issuer on the Securities and this Indenture in form and substance satisfactory to the Trustee; (c) immediately after the transaction, no Default or Event of Default shall have occurred and be continuing; (d) immediately after giving effect to such transaction, the Consolidated Net Worth of the Surviving Entity would be at least equal to the Consolidated Net Worth of the Issuer immediately prior to such transaction; and (e) immediately after giving effect to such transaction on a pro forma basis, the Surviving Entity could incur at least $1.00 of Indebtedness (other than Permitted Indebtedness) pursuant to clause (a) of Section 3.9.

        Section 8.2. Successor Corporation Substituted. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein.

        Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the

Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

        In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

        In the event of any such sale or conveyance (other than a conveyance by way of lease), the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

        Section 8.3. Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 5.1 and 5.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture, is in compliance with all conditions precedent contained in this Indenture and that such supplemental indenture, if any, constitutes the legal, valid and binding obligation of the surviving corporation, enforceable against the surviving corporation in accordance with its terms, subject to the customary exceptions.

                                  ARTICLE IX.

                   SATISFACTION AND DISCHARGE OF INDENTURE;
                               UNCLAIMED MONEYS.

        Section 9.1.  Satisfaction and Discharge of Indenture. If at any time
(a) the Issuer shall have paid or caused to be paid the principal of, interest and Liquidated Damages, if any, on all the Securities outstanding hereunder, as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.6) or (c)(1) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with
Section 9.4) or direct obligations of the United States of America, backed by its full faith and credit, maturing as to principal, interest and Liquidated Damages, if any, in such amounts and at such times as will insure the availability of cash sufficient to pay at maturity or upon redemption all such Securities not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity as the case may be, and (2) the Issuer shall have delivered to the Trustee (i) either (A) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of the Issuer's exercise of its option under this Section 9.1(c) and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised or (B) an Opinion of Counsel, reasonably satisfactory to the Trustee, to the same effect as the ruling described in clause (A) accompanied by a ruling to that effect published by the Internal Revenue Service and (ii) an Opinion of Counsel, reasonably satisfactory to the Trustee, to the effect that after the passage of 90 days following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange, and the Issuer's right of optional redemption, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders to receive payments of principal thereof, interest and Liquidated Damages, if any, thereon, upon the original stated due dates therefor (but not upon acceleration), (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture.

        The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

        Section 9.2. Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 9.4, all moneys deposited with the Trustee pursuant to Section 9.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the holders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, interest and Liquidated Damages, if any; but such money need not be segregated from other funds except to the extent required by law.

        Section 9.3. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture, all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

        Section 9.4. Return of Moneys Held by Trustee and Paying Agent Unclaimed for Three Years. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of, interest or Liquidated Damages, if any, on any Security and not applied but remaining unclaimed for three years after the date upon which such principal, interest or Liquidated Damages, if any, shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such paying agent, and the holder of such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

                                   ARTICLE X.

                           MISCELLANEOUS PROVISIONS.

        Section 10.1. Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

        Section 10.2. Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of the Securities.

        Section 10.3. Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

        Section 10.4. Notices and Demands on Issuer, Trustee and Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Issuer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Weirton Steel Corporation, 400 Three Springs Drive, Weirton, West Virginia 26062, Attention:
Vice President - Law and Secretary or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

                      telephone number:   (304) 797-2000
                      facsimile number:   (304) 797-3420

        Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be sufficient for every purpose hereunder if made, given, furnished or filed, in each case in writing, to or with the Trustee at its Corporate Trust Office, Four Albany Street, New York, New York 10006, Attention: Corporate Trust Agency Group or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

                     telephone number:   (212) 250-6792
                     facsimile number:   (212) 250-6392 or
                                         (212) 250-6961

        Where this Indenture provides for notice to holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular holder shall affect the sufficiency of such notice with respect to other holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

        Section 10.5. Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

        Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

        Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

        Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

        Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

        Section 10.6. Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest and Liquidated Damages, if any, on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest and Liquidated Damages, if any, or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest or Liquidated Damages, if any, shall accrue for the period after such date.

        Section 10.7. Trust Indenture Act of 1939. Prior to the effectiveness of the Exchange Offer Registration Statement or Shelf Registration Statement, as applicable, this Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act of 1939 that are required to be part of and to govern indentures qualified under the Trust Indenture Act of 1939. After the effectiveness of the Exchange Offer Registration Statement or Shelf Registration Statement, as applicable, this Indenture shall be subject to the provisions of the Trust Indenture Act of 1939 that are required to be a part of this Indenture and shall, to the extent applicable, be governed by such provisions. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

        Section 10.8. New York Law to Govern. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

        Section 10.9. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

        Section 10.10. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                  ARTICLE XI.

                           REDEMPTION OF SECURITIES.

        Section 11.1. Right of Optional Redemption; Prices. The Securities may not be redeemed at the option of the Issuer prior to maturity, except as set forth in this Section 11.1. The Securities may not be redeemed at the option of the Issuer prior to July 1, 2000. At any time and from time to time after July 1, 2000, the Issuer may redeem the Securities at a redemption price from July 1, 2000 to June 30, 2001 of 105.68750% of the principal amount thereof, from July 1, 2001 to June 30, 2002 at a redemption price of 102.8438% of the principal amount thereof, and thereafter until maturity of 100% of the principal amount thereof, in each case plus accrued interest and Liquidated Damages, if any, to the redemption date. Notwithstanding the foregoing, if the date fixed for redemption as set forth in this paragraph is a July 1 or January 1, then the interest and Liquidated Damages, if any, payable on such date shall be paid to the holder of record on the preceding June 15 or December 15. Notice of such redemption shall be mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of Securities to be redeemed, all as provided in the Indenture, in the circumstances set forth in this paragraph.

        Section 11.2. Notice of Redemption; Partial Redemptions. Notice of redemption to the holders of Securities to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such holders of Securities at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. Failure to give notice by mail, or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

        The notice of redemption to each such holder shall specify the principal amount of each Security held by such holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest and Liquidated Damages, if any, accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest and Liquidated Damages, if any, thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

        The notice of redemption of Securities to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. The Issuer shall notify the Trustee of such redemption at least 15 days prior to the date the notice of redemption is to be sent to the Holders (unless a shorter period of time shall be satisfactory to the Trustee) and shall specify in such notice whether the Trustee is to give such notice.

        At least one business day prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in
Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest and Liquidated Damages, if any, to the date fixed for redemption. If less than all the outstanding Securities are to be redeemed, the Issuer will deliver to the Trustee at least 70 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed.

        In the event that less than all of the Securities are to be redeemed at any time, selection of securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the securities are listed or, if the securities are not listed on a national securities exchange, on a pro-rata basis. The particular Securities to be redeemed shall be selected unless otherwise provided herein, not less than 40 days or more than 60 days prior to the redemption date by the Trustee from the outstanding Securities not previously called for redemption.

        The Trustee shall promptly notify the Issuer in writing of the Securities selected for redemption and, in the case of any

Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of them selected shall be in amounts of $1,000 or whole multiples of $1,000. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

        Section 11.3. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest and Liquidated Damages, if any, accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest and Liquidated Damages, if any, accrued to said date) interest and Liquidated Damages, if any, on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.5 and 9.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest and Liquidated Damages, if any, to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest and Liquidated Damages, if any, accrued thereon to the date fixed for redemption; provided that any semiannual payment of interest and Liquidated Damages, if any, becoming due on the date fixed for redemption shall be payable to the holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.4 hereof.

        If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Security.

        Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the holder thereof, at the expense of the Issuer, a new Security or Securities, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

        Section 11.4. Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                     WEIRTON STEEL CORPORATION        (SEAL)


Attest:                              By /s/ William R. Kiefer
                                        -------------------------
                                     Name:  William R. Kiefer
                                     Title: Vice President - Law

/s/ David L. Robertson
- -------------------------------
Name:  David L. Robertson
Title: Executive Vice President -
         Human resources and
         Corporate Law               (SEAL)


                                     BANKERS TRUST COMPANY, as Trustee

                                        /s/ Jackie Bartnick
Attest:                              By__________________________
Name:                                Name:  JACKIE BARTNICK
/s/ Matthew Seeley                   Title: ASSISTANT VICE PRESIDENT
- ---------------------------
Name: MATTHEW SEELEY
Title:VICE PRESIDENT
                                      (SEAL)

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                    WEIRTON STEEL CORPORATION


Attest:                             By
                                       -------------------------
                                    Name:
                                    Title:

- -------------------------------
Name:
Title:

                                    (SEAL)


                                    BANKERS TRUST COMPANY, as Trustee


Attest:                             By /s/ Jackie Bartnick
                                      --------------------------
                                    Name: Jackie Bartnick
                                    Title: ASSISTANT VICE PRESIDENT

/s/
- ----------------------------
Name:
Title: VICE PRESIDENT
                                     (SEAL)

                                                                       Exhibit A
                                                                       ---------

                      [FORM OF RULE 144A GLOBAL SECURITY]

                          [FORM OF FACE OF SECURITY]

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO WEIRTON STEEL CORPORATION (THE "ISSUER"), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (E) PURSUANT TO OFFERS OR SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY TO THEM OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE, AS TRANSFER AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IN CERTAIN OTHER CASES NOTED ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE TRUSTEE, AS

TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.8 OF THE INDENTURE.

                                                             CUSIP NO. 948774AE4
No.  001                                                            $125,000,000


                           WEIRTON STEEL CORPORATION
                         11 3/8% Senior Notes Due 2004

        Weirton Steel Corporation, a Delaware corporation (the "Issuer"), for value received hereby promises to pay to Cede & Co. or registered assigns the principal sum of one hundred twenty-five million Dollars ($125,000,000) at the Issuer's office or agency for said purpose in the Borough of Manhattan, the City of New York on July 1, 2004 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually in arrears on July 1 and January 1 of each year, on said principal sum in like coin or currency at the rate per annum set forth above at said office or agency from the July 1 or the January 1, as the case may be, next preceding the date of this Security to which interest and Liquidated Damages (as defined herein), if any, on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest and Liquidated Damages, if any, on the Securities has been paid or duly provided for, in which case from the date of this Security, or unless no interest or Liquidated Damages, if any, have been paid or duly provided for on the Securities, in which case from July 3, 1996 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after June 15 or December 15, as the case may be, and before the following July 1 or January 1, this Security shall bear interest from such July 1 or January 1; provided, that if the Issuer shall default in the payment of interest or Liquidated Damages, if any, due on such July 1 or January 1, then this Security shall bear interest from the next preceding July 1 or January 1 to which interest and Liquidated Damages, if any, on the Securities have been paid or duly provided for, or, if no interest and Liquidated Damages, if any, has been paid or duly provided for on the Securities since the Original issue date of this Security, from July 3, 1996. The interest and Liquidated Damages, if any, so payable on any July 1 or January 1 will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the June 15 or December 15 preceding such July 1 or January 1, whether or not such day is a Business Day (as defined in the Indenture); provided that interest and Liquidated Damages, if any, may be paid, at the option of the Issuer, by mailing a check therefor payable to the registered holder entitled thereto at his last address as it appears on the Security register.

        Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

        This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly manually signed by the Trustee acting under the Indenture.

        IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated:
                                              WEIRTON STEEL CORPORATION

[Seal]

                                              ______________________________

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Securities described in the within-mentioned
Indenture.


                                                        BANKERS TRUST COMPANY


                                                       _______________________
                                                         Authorized Signatory


Dated:  as of _______, 1996

                         [FORM OF REVERSE OF SECURITY]

                           WEIRTON STEEL CORPORATION

                         11 3/8% Senior Notes Due 2004


        This Security is one of a duly authorized issue of debt securities of the Issuer, limited to the aggregate principal amount of $125,000,000 (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an indenture dated as of July 3, 1996 (the "Indenture"), duly executed and delivered by the Issuer to Bankers Trust Company, Trustee (herein called the "Trustee"). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Securities.

        The Issuer promises to pay interest and Liquidated Damages, if any, on the principal amount of this Security on each July 1 and January 1, until July 1, 2004 or the earlier redemption of the Securities as set forth below, at the rate of 11 3/8% per annum (subject to adjustment as provided below). Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. Unless otherwise agreed by the Issuer and the holder of any Security, payments by the Issuer in respect of the Securities (including principal, premium, if any, interest and Liquidated Damages, if any,) shall be paid to holders of the Securities in same-day funds. If the date of maturity of interest and Liquidated Damages, if any, on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest and Liquidated Damages, if any, or principal will be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest or Liquidated Damages, if any, shall accrue for the period after such date.

        In the event that either (i) the Exchange Offer Registration Statement (as defined in the Indenture) is not filed with the Securities and Exchange Commission on or prior to the 45th calendar day following July 3, 1996 and a Shelf Notice (as defined in the Indenture) has not been delivered with respect to all Securities eligible for exchange in the Exchange Offer on or prior to such 45th calendar day, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th calendar day following July 3, 1996 and a Shelf Notice has not been delivered with respect to all Securities eligible for exchange in the Exchange Offer (as defined in the Indenture) on or prior to such 135th calendar day, or (iii) (A) an Exchange Offer is not consummated on or prior to the 165th calendar day following July 3, 1996 and a Shelf Notice has not been delivered with respect to all Securities eligible for exchange in the Exchange Offer on or prior to such 165th calendar day, or (B) the Shelf Registration Statement (as defined in the Indenture) is not declared effective on or prior to the 165th calendar day following July 3, 1996 or (C) if applicable, the Shelf Registration Statement ceases to be effective (except as specifically permitted therein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iii) a "Registration Default"), the Issuer will pay liquidated damages to each Holder of Securities, with respect to the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $.05 per week per $1,000 principal amount of Securities held by such Holder ("Liquidated Damages"). For any portion of a week that the Registration Default continues, such Liquidated Damages shall be calculated on a pro-rata basis. The amount of the Liquidated Damages will increase by an additional $.05 per week per $1,000 principal amount of Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 principal amount of Securities. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease. Upon (x) the filing of the Exchange Offer Registration Statement or the delivery of a Shelf Notice with respect to all Securities eligible for exchange in the Exchange Offer in the case of clause (i) above, (y) the effectiveness of the Exchange Offer Registration Statement or the delivery of a Shelf Notice with respect to all Securities eligible for exchange in the Exchange Offer in the case of clause (ii) above or (z) the consummation of the Exchange Offer or the delivery of a Shelf Notice with respect to all Securities eligible for exchange in the Exchange Offer (in the case of clause (iii) (A) above) or the effectiveness of a Shelf Registration Statement (in the case of clause (iii) (B) above) or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (except as specifically permitted therein) without being succeeded immediately by an additional registration statement filed and declared effective (in the case of clause (iii) (C) above), and provided that none of the conditions set forth in clauses (i), (ii) and
(iii) above continues to exist, such Liquidated Damages, if any, shall cease to accrue on the Securities from the date of such filing, effectiveness or consummation; and provided further, that no such Liquidated Damages, if any, shall accrue on any Security (i) subsequent to the time of the consummation of an Exchange Offer with respect to such Security, or (ii) at any time that a Shelf Registration Statement is available with respect to such Security. Each of the conditions set forth in clauses (i) - (iii) above shall be fulfilled in accordance with the terms of the Registration Rights Agreement dated as of July 3, 1996 among the Issuer, Lehman Brothers Inc. and Salomon Brothers Inc (the "Registration Rights

Agreement"). The Holder of this Security is entitled to the benefits of such Registration Rights Agreement.

        In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Securities then outstanding and that, prior to any such declaration, such holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of, interest or Liquidated Damages, if any, on any of the Securities. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution therefor, whether or not any notation thereof is made upon this Security or such other Securities.

        The Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; provided that no such supplemental indenture shall (a) reduce the rate or change the time or place for payment of interest and Liquidated Damages, if any, on any Security or reduce any amount payable on the redemption hereof; (b) reduce the principal of or change the fixed maturity or place of payment of any Security; (c) change the currency of payment of principal, interest and Liquidated Damages, if any, on any Security; (d) reduce the principal amount of outstanding Securities necessary to modify or amend this Indenture; (e) impair the right to institute suit for the enforcement of any payment on or with respect to any Security; or (f) modify any of the foregoing provisions or reduce the principal amount of outstanding Securities necessary to waive any covenant or past Default, without the consent of the holders of all Securities then outstanding.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, interest and Liquidated Damages, if any, on this Security at the place, times, and rate, and in the currency, herein prescribed.

        The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any integral multiple of $1,000; provided, that Certificated Securities (as defined in the Indenture) shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 above that amount.

        At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

        Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

        The Securities may not be redeemed at the option of the Issuer prior to maturity, except as set forth in this paragraph. The Securities may not be redeemed at the option of the Issuer prior to July 1, 2000. At any time and from time to time after July 1, 2000, the Issuer may redeem the Securities at a redemption price from July 1, 2000 to June 30, 2001 of 105.68750% of the principal amount thereof, from July 1, 2001 to June 30, 2002 at a redemption price of 102.8438% of the principal amount thereof, and thereafter until maturity at 100% of the principal amount thereof, in each case plus accrued interest and Liquidated Damages, if any, to the redemption date. Notwithstanding the foregoing, if the date fixed for redemption as set forth in this paragraph is a July 1 or January 1, then the interest and Liquidated Damages, if any, payable on such date shall be paid to the holder of record on the preceding June 15 or December 15. Notice of such redemption shall be mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of Securities to be redeemed, all as provided in the Indenture, in the circumstances set forth in this paragraph.

        Subject to payment by the Issuer of a sum sufficient to pay the amount due on redemption, interest and Liquidated Damages, if any, on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

        Subject to the terms of the Indenture, if the Issuer or any of its Subsidiaries consummate any Asset Disposition (as defined in the Indenture), the Issuer or any of its Subsidiaries shall be required to invest the Net Cash Proceeds (as defined in the Indenture) of the Asset Disposition within 270 days, at the Issuer's election, in the business or businesses of the Issuer as of the Issue Date or any related business, or, to the extent not so invested, make an Asset Disposition Offer (as defined in the Indenture) to purchase the Securities (on a pro rata basis if the amount available for such repurchase is less than the outstanding principal amount of the Securities) or any other Indebtedness which is pari passu with the Securities, at a purchase price of 100% of the principal amount thereof plus accrued interest and Liquidated Damages, if any, to the date of repayment. Notwithstanding the foregoing, the Issuer and its Subsidiaries will not be required to apply any Net Cash Proceeds in accordance with this provision except to the extent that the aggregate gross proceeds from all Asset Dispositions which are not applied in accordance with this provision exceed $25,000,000.

        In the event that there shall occur a Change of Control (as defined in the Indenture), each holder of the Securities shall have the right, at the Holder's option, to require the Issuer to purchase all or any part of such Holder's Securities on the date (the "Repurchase Date") that is 90 days after notice of the Change of Control, at 101% of the principal amount thereof, plus accrued interest and Liquidated Damages, if any, to the Repurchase Date. To be repaid, the Security must be received, with the completed form entitled Option of Holder to Elect Purchase (set forth below), by the paying agent at its then specified office at least two Business Days prior to the Repurchase Date. Exercise of the repayment option by the Securityholder will be irrevocable unless the rescission thereof is duly approved by the Continuing Directors.

        The Issuer, the Trustee, and any authorized agent of the Issuer or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest and Liquidated Damages, if any, hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

        No recourse shall be had for the payment of the principal of, interest or Liquidated Damages, if any, on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                      OPTION OF HOLDER TO ELECT PURCHASE


        If you wish to have this Security purchased by the Issuer pursuant to
Section 3.16 of the Indenture, check the Box: [ ].


        If you wish to have a portion of this Security purchased by the Issuer pursuant to Section 3.16 of the Indenture, state the amount (in aggregate principal amount):


                             $[                 ].



Date:  [             ]                      Your Signature:  [             ]

(Sign exactly as your name appears on the other side of this Security)



Signature Guarantee:  [               ]

                                  Schedule A
                                  ----------

                      Exchange of portions of this Global
                    Security for other forms of Securities



             Principal Amount of            Remaining
             Securities Issued              Principal
             in Exchange for                Amount of
             a Portion of This              This Global          Notation
Date         Global Security                Security             Made By
- ----         -------------------            -----------          --------

- ----         -------------------            -----------          --------

- ----         -------------------            -----------          --------

- ----         -------------------            -----------          --------

- ----         -------------------            -----------          --------

- ----         -------------------            -----------          --------

- ----         -------------------            -----------          --------

- ----         -------------------            -----------          --------

- ----         -------------------            -----------          --------

- ----         -------------------            -----------          --------

                                                                       Exhibit B
                                                                       ---------

                        [FORM OF CERTIFICATED SECURITY]

                          [FORM OF FACE OF SECURITY]


THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO WEIRTON STEEL CORPORATION (THE "ISSUER "), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (E) PURSUANT TO OFFERS OR SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY TO THEM OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE, AS TRANSFER AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IN CERTAIN OTHER

CASES NOTED ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE TRUSTEE, AS TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.


No.                                                                 $125,000,000


                           WEIRTON STEEL CORPORATION
                         11 3/8% Senior Notes Due 2004



        Weirton Steel Corporation, a Delaware corporation (the "Issuer"), for
value received hereby promises to pay to           or registered assigns the
principal sum of           Dollars at the Issuer's office or agency for said
purpose in the Borough of Manhattan, the City of New York on July 1, 2004 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually in arrears on July 1 and January 1 of each year, on said principal sum in like coin or currency at the rate per annum set forth above at said office or agency from the July 1 or the January 1, as the case may be, next preceding the date of this Security to which interest and Liquidated Damages (as defined herein), if any, on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest and Liquidated Damages, if any, on the Securities has been paid or duly provided for, in which case from the date of this Security, or unless no interest or Liquidated Damages, if any, have been paid or duly provided for on the Securities, in which case from July 3, 1996 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after June 15 or December 15, as the case may be, and before the following July 1 or January 1, this Security shall bear interest from such July 1 or January 1; provided, that if the Issuer shall default in the payment of interest or Liquidated Damages, if any, due on such July 1 or January 1, then this Security shall bear interest from the next preceding July 1 or January 1 to which interest and Liquidated Damages, if any, on the Securities have been paid or duly provided for, or, if no interest and Liquidated Damages, if any, has been paid or duly provided for on the Securities since the Original issue date of this Security, from July 3, 1996. The interest and Liquidated Damages, if any, so payable on any July 1 or January 1 will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the June 15 or December 15 preceding such July 1 or January 1, whether or not such day is a Business Day (as defined in the Indenture); provided that interest and Liquidated Damages, if any, may be paid, at the option of the Issuer, by mailing a check therefor payable to the registered holder entitled thereto at his last address as it appears on the Security register.

        Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

        This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly manually signed by the Trustee acting under the Indenture.

        IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated:
                                                       WEIRTON STEEL CORPORATION

[Seal]

                                                  ______________________________

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Securities described in the within-mentioned
Indenture.


                                                           BANKERS TRUST COMPANY


                                                         _______________________
                                                            Authorized Signatory


Dated:  as of _______, 1996

                         [FORM OF REVERSE OF SECURITY]

                           WEIRTON STEEL CORPORATION

                         11 3/8% Senior Notes Due 2004


        This Security is one of a duly authorized issue of debt securities of the Issuer, limited to the aggregate principal amount of $125,000,000 (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an indenture dated as of July 3, 1996 (the "Indenture"), duly executed and delivered by the Issuer to Bankers Trust Company, Trustee (herein called the "Trustee"). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Securities.

        The Issuer promises to pay interest and Liquidated Damages, if any, on the principal amount of this Security on each July 1 and January 1, until July 1, 2004 or the earlier redemption of the Securities as set forth below, at the rate of 11 3/8% per annum (subject to adjustment as provided below). Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. Unless otherwise agreed by the Issuer and the holder of any Security, payments by the Issuer in respect of the Securities (including principal, premium, if any, interest and Liquidated Damages, if any,) shall be paid to holders of the Securities in same-day funds. If the date of maturity of interest and Liquidated Damages, if any, on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest and Liquidated Damages, if any, or principal will be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest or Liquidated Damages, if any, shall accrue for the period after such date.

        In the event that either (i) the Exchange Offer Registration Statement (as defined in the Indenture) is not filed with the Securities and Exchange Commission on or prior to the 45th calendar day following July 3, 1996 and a Shelf Notice (as defined in the Indenture) has not been delivered with respect to all Securities eligible for exchange in the Exchange Offer on or prior to such 45th calendar day, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th calendar day following July 3, 1996 and a Shelf Notice has not been delivered with respect to all Securities eligible for exchange in the Exchange Offer (as defined in the Indenture) on or prior to such 135th calendar day, or (iii) (A) an Exchange Offer is not consummated on or prior to the 165th calendar day following July 3, 1996 and a Shelf Notice has not been delivered with respect to all Securities eligible for exchange in the Exchange Offer on or prior to such 165th calendar day, or (B) the Shelf Registration Statement (as defined in the Indenture) is not declared effective on or prior to the 165th calendar day following July 3, 1996 or (C) if applicable, the Shelf Registration Statement ceases to be effective (except as specifically permitted therein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iii) a "Registration Default"), the Issuer will pay liquidated damages to each Holder of Securities, with respect to the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $.05 per week per $1,000 principal amount of Securities held by such Holder ("Liquidated Damages"). For any portion of a week that the Registration Default continues, such Liquidated Damages shall be calculated on a pro-rata basis. The amount of the Liquidated Damages will increase by an additional $.05 per week per $1,000 principal amount of Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 principal amount of Securities. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease. Upon (x) the filing of the Exchange Offer Registration Statement or the delivery of a Shelf Notice with respect to all Securities eligible for exchange in the Exchange Offer in the case of clause (i) above, (y) the effectiveness of the Exchange Offer Registration Statement or the delivery of a Shelf Notice with respect to all Securities eligible for exchange in the Exchange Offer in the case of clause (ii) above or (z) the consummation of the Exchange Offer or the delivery of a Shelf Notice with respect to all Securities eligible for exchange in the Exchange Offer (in the case of clause (iii) (A) above) or the effectiveness of a Shelf Registration Statement (in the case of clause (iii) (B) above) or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (except as specifically permitted therein) without being succeeded immediately by an additional registration statement filed and declared effective (in the case of clause (iii) (C) above), and provided that none of the conditions set forth in clauses (i), (ii) and (iii) above continues to exist, such Liquidated Damages, if any, shall cease to accrue on the Securities from the date of such filing, effectiveness or consummation; and provided further, that no such Liquidated Damages, if any, shall accrue on any Security (i) subsequent to the time of the consummation of an Exchange Offer with respect to such Security, or (ii) at any time that a Shelf Registration Statement is available with respect to such Security. Each of the conditions set forth in clauses (i) - (iii) above shall be fulfilled in accordance with the terms of the Registration Rights Agreement dated as of July 3, 1996 among the Issuer, Lehman Brothers Inc. and Salomon Brothers Inc (the "Registration Rights

Agreement"). The Holder of this Security is entitled to the benefits of such Registration Rights Agreement.

        In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Securities then outstanding and that, prior to any such declaration, such holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of, interest or Liquidated Damages, if any, on any of the Securities. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution therefor, whether or not any notation thereof is made upon this Security or such other Securities.

        The Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; provided that no such supplemental indenture shall (a) reduce the rate or change the time or place for payment of interest and Liquidated Damages, if any, on any Security or reduce any amount payable on the redemption hereof; (b) reduce the principal of or change the fixed maturity or place of payment of any Security; (c) change the currency of payment of principal, interest and Liquidated Damages, if any, on any Security; (d) reduce the principal amount of outstanding Securities necessary to modify or amend this Indenture; (e) impair the right to institute suit for the enforcement of any payment on or with respect to any Security; or (f) modify any of the foregoing provisions or reduce the principal amount of outstanding Securities necessary to waive any covenant or past Default, without the consent of the holders of all Securities then outstanding.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, interest and Liquidated Damages, if any, on this Security at the place, times, and rate, and in the currency, herein prescribed.

        The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any integral multiple of $1,000; provided, that Certificated Securities (as defined in the Indenture) shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 above that amount.

        At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

        Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

        The Securities may not be redeemed at the option of the Issuer prior to maturity, except as set forth in this paragraph. The Securities may not be redeemed at the option of the Issuer prior to July 1, 2000. At any time and from time to time after July 1, 2000, the Issuer may redeem the Securities at a redemption price from July 1, 2000 to June 30, 2001 of 105.68750% of the principal amount thereof, from July 1, 2001 to June 30, 2002 at a redemption price of 102.8438% of the principal amount thereof, and thereafter until maturity at 100% of the principal amount thereof, in each case plus accrued interest and Liquidated Damages, if any, to the redemption date. Notwithstanding the foregoing, if the date fixed for redemption as set forth in this paragraph is a July 1 or January 1, then the interest and Liquidated Damages, if any, payable on such date shall be paid to the holder of record on the preceding June 15 or December 15. Notice of such redemption shall be mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of Securities to be redeemed, all as provided in the Indenture, in the circumstances set forth in this paragraph.

        Subject to payment by the Issuer of a sum sufficient to pay the amount due on redemption, interest and Liquidated Damages, if any, on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

        Subject to the terms of the Indenture, if the Issuer or any of its Subsidiaries consummate any Asset Disposition (as defined in the Indenture), the Issuer or any of its Subsidiaries shall be required to invest the Net Cash Proceeds (as defined in the Indenture) of the Asset Disposition within 270 days, at the Issuer's election, in the business or businesses of the Issuer as of the Issue Date or any related business, or, to the extent not so invested, make an Asset Disposition Offer (as defined in the Indenture) to purchase the Securities (on a pro rata basis if the amount available for such repurchase is less than the outstanding principal amount of the Securities) or any other Indebtedness which is pari passu with the Securities, at a purchase price of 100% of the principal amount thereof plus accrued interest and Liquidated Damages, if any, to the date of repayment. Notwithstanding the foregoing, the Issuer and its Subsidiaries will not be required to apply any Net Cash Proceeds in accordance with this provision except to the extent that the aggregate gross proceeds from all Asset Dispositions which are not applied in accordance with this provision exceed $25,000,000.

        In the event that there shall occur a Change of Control (as defined in the Indenture), each holder of the Securities shall have the right, at the Holder's option, to require the Issuer to purchase all or any part of such Holder's Securities on the date (the "Repurchase Date") that is 90 days after notice of the Change of Control, at 101% of the principal amount thereof, plus accrued interest and Liquidated Damages, if any, to the Repurchase Date. To be repaid, the Security must be received, with the completed form entitled Option of Holder to Elect Purchase (set forth below), by the paying agent at its then specified office at least two Business Days prior to the Repurchase Date. Exercise of the repayment option by the Securityholder will be irrevocable unless the rescission thereof is duly approved by the Continuing Directors.

        The Issuer, the Trustee, and any authorized agent of the Issuer or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest and Liquidated Damages, if any, hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

        No recourse shall be had for the payment of the principal of, interest or Liquidated Damages, if any, on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                      OPTION OF HOLDER TO ELECT PURCHASE


        If you wish to have this Security purchased by the Issuer pursuant to
Section 3.16 of the Indenture, check the Box: [ ].


        If you wish to have a portion of this Security purchased by the Issuer pursuant to Section 3.16 of the Indenture, state the amount (in aggregate principal amount):


                             $[                 ].



Date:  [             ]   Your Signature:  [             ]

(Sign exactly as your name appears on the other side of this Security)



Signature Guarantee:  [               ]

                            TRANSFER CERTIFICATION


        In connection with any transfer of this Security occurring prior to the date which is the earlier of three years after the later of the original issuance of this Security or the last date on which this Security was held by an Affiliate of the Issuer, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                   ---------

[ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                      or
                                      --

[ ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.8 of the Indenture shall have been satisfied.


Date:                         ________________________________________________
                              NOTICE:   The signature to this assignment must
                              correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

        The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
       --------------------------               ------------------------------
                                                NOTICE: To be executed by an
                                                executive officer

                                                                       Exhibit C
                                                                       ---------

                          [FORM OF EXCHANGE SECURITY]

                          [FORM OF FACE OF SECURITY]


No.                                                                $125,000,000


                           WEIRTON STEEL CORPORATION
                         11 3/8% Senior Notes Due 2004



        Weirton Steel Corporation, a Delaware corporation (the "Issuer"), for
value received hereby promises to pay to           or registered assigns the
principal sum of           Dollars at the Issuer's office or agency for said
purpose in the Borough of Manhattan, the City of New York on July 1, 2004 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually in arrears on July 1 and January 1 of each year, on said principal sum in like coin or currency at the rate per annum set forth above at said office or agency from the July 1 or the January 1, as the case may be, next preceding the date of this Security to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from July 3, 1996 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after June 15 or December 15, as the case may be, and before the following July 1 or January 1, this Security shall bear interest from such July 1 or January 1; provided, that if the Issuer shall default in the payment of interest due on such July 1 or January 1, then this Security shall bear interest from the next preceding July 1 or January 1 to which interest on the Securities has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Securities since the Original issue date of this Security, from July 3, 1996. The interest so payable on any July 1 or January 1 will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the June 15 or December 15 preceding such July 1 or January 1, whether or not such day is a Business Day (as defined in the Indenture); provided that interest may be paid, at the option of the Issuer, by mailing a check therefor payable to the registered holder entitled thereto at his last address as it appears on the Security register.

        Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

        This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly manually signed by the Trustee acting under the Indenture.

        IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated:
                                                       WEIRTON STEEL CORPORATION

[Seal]

                                                  ______________________________

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Securities described in the within-mentioned
Indenture.


                                                           BANKERS TRUST COMPANY


                                                         _______________________
                                                         Authorized Signatory


Dated:  as of _______, 1996

                         [FORM OF REVERSE OF SECURITY]

                           WEIRTON STEEL CORPORATION

                         11 3/8% Senior Notes Due 2004


        This Security is one of a duly authorized issue of debt securities of the Issuer, limited to the aggregate principal amount of $125,000,000 (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an indenture dated as of July 3, 1996 (the "Indenture"), duly executed and delivered by the Issuer to Bankers Trust Company, Trustee (herein called the "Trustee"). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Securities.

        The Issuer promises to pay interest on the principal amount of this Security on each July 1 and January 1, until July 1, 2004 or the earlier redemption of the Securities as set forth below, at the rate of 11 3/8% per annum. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. Unless otherwise agreed by the Issuer and the holder of any Security, payments by the Issuer in respect of the Securities (including principal, premium, if any, and interest) shall be paid to holders of the Securities in same-day funds. If the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal will be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

        In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Securities then outstanding and that, prior to any such declaration, such holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of or interest on any of the Securities. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution therefor, whether or not any notation thereof is made upon this Security or such other Securities.

        The Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; provided that no such supplemental indenture shall (a) reduce the rate or change the time or place for payment of interest on any Security or reduce any amount payable on the redemption hereof; (b) reduce the principal of or change the fixed maturity or place of payment of any Security; (c) change the currency of payment of principal or interest on any Security; (d) reduce the principal amount of outstanding Securities necessary to modify or amend this Indenture; (e) impair the right to institute suit for the enforcement of any payment on or with respect to any Security; or (f) modify any of the foregoing provisions or reduce the principal amount of outstanding Securities necessary to waive any covenant or past Default, without the consent of the holders of all Securities then outstanding.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

        The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any integral multiple of $1,000; provided, that Certificated Securities (as defined in the Indenture) shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 above that amount.

        At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

        Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

        The Securities may not be redeemed at the option of the Issuer prior to maturity, except as set forth in this paragraph. The Securities may not be redeemed at the option of the Issuer prior to July 1, 2000. At any time and from time to time after July 1, 2000, the Issuer may redeem the Securities at a redemption price from July 1, 2000 to June 30, 2001 of 105.68750% of the principal amount thereof, from July 1, 2001 to June 30, 2002 at a redemption price of 102.8438% of the principal amount thereof, and thereafter until maturity at 100% of the principal amount thereof, in each case plus accrued interest to the redemption date. Notwithstanding the foregoing, if the date fixed for redemption as set forth in this paragraph is a July 1 or January 1, then the interest payable on such date shall be paid to the holder of record on the preceding June 15 or December 15. Notice of such redemption shall be mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of Securities to be redeemed, all as provided in the Indenture, in the circumstances set forth in this paragraph.

        Subject to payment by the Issuer of a sum sufficient to pay the amount due on redemption, interest on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

        Subject to the terms of the Indenture, if the Issuer or any of its Subsidiaries consummate any Asset Disposition (as defined in the Indenture), the Issuer or any of its Subsidiaries shall be required to invest the Net Cash Proceeds (as defined in the Indenture) of the Asset Disposition within 270 days, at the Issuer's election, in the business or businesses of the Issuer as of the Issue Date or any related business, or, to the extent not so invested, make an Asset Disposition Offer (as defined in the Indenture) to purchase the Securities (on a pro rata basis if the amount available for such repurchase is less than the outstanding principal amount of the Securities) or any other Indebtedness which is pari passu with the Securities, at a purchase price of 100% of the principal amount thereof plus accrued interest to the date of repayment. Notwithstanding the foregoing, the Issuer and its Subsidiaries will not be required to apply any Net Cash Proceeds in accordance with this provision except to the extent that the aggregate gross proceeds from all Asset Dispositions which are not applied in accordance with this provision exceed $25,000,000.

        In the event that there shall occur a Change of Control (as defined in the Indenture), each holder of the Securities shall have the right, at the Holder's option, to require the Issuer to purchase all or any part of such Holder's Securities on the date (the "Repurchase Date") that is 90 days after notice of the Change of Control, at 101% of the principal amount thereof, plus accrued interest to the Repurchase Date. To be repaid, the Security must be received, with the completed form entitled Option of Holder to Elect Purchase (set forth below), by the paying agent at its then specified office at least two Business Days prior to the Repurchase Date. Exercise of the repayment option by the Securityholder will be irrevocable unless the rescission thereof is duly approved by the Continuing Directors.

        The Issuer, the Trustee, and any authorized agent of the Issuer or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

        No recourse shall be had for the payment of the principal of or interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                      OPTION OF HOLDER TO ELECT PURCHASE


        If you wish to have this Security purchased by the Issuer pursuant to
Section 3.16 of the Indenture, check the Box: [ ].


        If you wish to have a portion of this Security purchased by the Issuer pursuant to Section 3.16 of the Indenture, state the amount (in aggregate principal amount):


                             $[                 ].



Date:  [             ]   Your Signature:  [             ]

(Sign exactly as your name appears on the other side of this Security)



Signature Guarantee:  [               ]

                                                                       Exhibit D
                                                                       ---------

                      [FORM OF PRIVATE EXCHANGE SECURITY]

                          [FORM OF FACE OF SECURITY]

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO WEIRTON STEEL CORPORATION (THE "ISSUER"), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (E) PURSUANT TO OFFERS OR SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY TO THEM OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE, AS TRANSFER AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IN CERTAIN OTHER CASES NOTED ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE TRUSTEE, AS TRANSFER AGENT SUCH

CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.



No.                                                          $


                           WEIRTON STEEL CORPORATION
                         11 3/8% Senior Notes Due 2004



        Weirton Steel Corporation, a Delaware corporation (the "Issuer"), for
value received hereby promises to pay to           or registered assigns the
principal sum of           Dollars at the Issuer's office or agency for said
purpose in the Borough of Manhattan, the City of New York on July 1, 2004 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually in arrears on July 1 and January 1 of each year, on said principal sum in like coin or currency at the rate per annum set forth above at said office or agency from the July 1 or the January 1, as the case may be, next preceding the date of this Security to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from July __, 1996 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after June 15 or December 15, as the case may be, and before the following July 1 or January 1, this Security shall bear interest from such July 1 or January 1; provided, that if the Issuer shall default in the payment of interest due on such July 1 or January 1, then this Security shall bear interest from the next preceding July 1 or January 1 to which interest on the Securities has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Securities since the Original issue date of this Security, from July 3, 1996. The interest so payable on any July 1 or January 1 will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the June 15 or December 15 preceding such July 1 or January 1, whether or not such day is a Business Day (as defined in the Indenture); provided that interest may be paid, at the option of the Issuer, by mailing a check therefor payable to the registered holder entitled thereto at his last address as it appears on the Security register.

        Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

        This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly manually signed by the Trustee acting under the Indenture.

        IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated:
                                                       WEIRTON STEEL CORPORATION

[Seal]

                                                  ______________________________

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Securities described in the within-mentioned
Indenture.


                                                           BANKERS TRUST COMPANY


                                                         _______________________
                                                         Authorized Signatory


Dated:  as of _______, 1996

                         [FORM OF REVERSE OF SECURITY]

                           WEIRTON STEEL CORPORATION

                         11 3/8% Senior Notes Due 2004


        This Security is one of a duly authorized issue of debt securities of the Issuer, limited to the aggregate principal amount of $125,000,000 (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an indenture dated as of July 3, 1996 (the "Indenture"), duly executed and delivered by the Issuer to Bankers Trust Company, Trustee (herein called the "Trustee"). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Securities.

        The Issuer promises to pay interest on the principal amount of this Security on each July 1 and January 1, until July 1, 2004 or the earlier redemption of the Securities as set forth below, at the rate of 11 3/8% per annum. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. Unless otherwise agreed by the Issuer and the holder of any Security, payments by the Issuer in respect of the Securities (including principal, premium, if any, and interest) shall be paid to holders of the Securities in same-day funds. If the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal will be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

        In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Securities then outstanding and that, prior to any such declaration, such holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of or interest on any of the Securities. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution therefor, whether or not any notation thereof is made upon this Security or such other Securities.

        The Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; provided that no such supplemental indenture shall (a) reduce the rate or change the time or place for payment of interest on any Security or reduce any amount payable on the redemption hereof; (b) reduce the principal of or change the fixed maturity or place of payment of any Security; (c) change the currency of payment of principal or interest on any Security; (d) reduce the principal amount of outstanding Securities necessary to modify or amend this Indenture; (e) impair the right to institute suit for the enforcement of any payment on or with respect to any Security; or (f) modify any of the foregoing provisions or reduce the principal amount of outstanding Securities necessary to waive any covenant or past Default, without the consent of the holders of all Securities then outstanding.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

        The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any integral multiple of $1,000; provided, that Certificated Securities (as defined in the Indenture) shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 above that amount.

        At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

        Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

        The Securities may not be redeemed at the option of the Issuer prior to maturity, except as set forth in this paragraph. The Securities may not be redeemed at the option of the Issuer prior to July 1, 2000. At any time and from time to time after July 1, 2000, the Issuer may redeem the Securities at a redemption price from July 1, 2000 to June 30, 2001 of 105.68750% of the principal amount thereof, from July 1, 2001 to June 31, 2002 at a redemption price of 102.8438% of the principal amount thereof, and thereafter until maturity at 100% of the principal amount thereof, in each case plus accrued interest to the redemption date. Notwithstanding the foregoing, if the date fixed for redemption as set forth in this paragraph is a July 1 or January 1, then the interest payable on such date shall be paid to the holder of record on the preceding June 15 or December 15. Notice of such redemption shall be mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of Securities to be redeemed, all as provided in the Indenture, in the circumstances set forth in this paragraph.

        Subject to payment by the Issuer of a sum sufficient to pay the amount due on redemption, interest on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

        Subject to the terms of the Indenture, if the Issuer or any of its Subsidiaries consummate any Asset Disposition (as defined in the Indenture), the Issuer or any of its Subsidiaries shall be required to invest the Net Cash Proceeds (as defined in the Indenture) of the Asset Disposition within 270 days, at the Issuer's election, in the business or businesses of the Issuer as of the Issue Date or any related business, or, to the extent not so invested, make an Asset Disposition Offer (as defined in the Indenture) to purchase the Securities (on a pro rata basis if the amount available for such repurchase is less than the outstanding principal amount of the Securities) or any other Indebtedness which is pari passu with the Securities, at a purchase price of 100% of the principal amount thereof plus accrued interest to the date of repayment. Notwithstanding the foregoing, the Issuer and its Subsidiaries will not be required to apply any Net Cash Proceeds in accordance with this provision except to the extent that the aggregate gross proceeds from all Asset Dispositions which are not applied in accordance with this provision exceed $25,000,000.

        In the event that there shall occur a Change of Control (as defined in the Indenture), each holder of the Securities shall have the right, at the Holder's option, to require the Issuer to purchase all or any part of such Holder's Securities on the date (the "Repurchase Date") that is 90 days after notice of the Change of Control, at 101% of the principal amount thereof, plus accrued interest to the Repurchase Date. To be repaid, the Security must be received, with the completed form entitled

Option of Holder to Elect Purchase (set forth below), by the paying agent at its then specified office at least two Business Days prior to the Repurchase Date. Exercise of the repayment option by the Securityholder will be irrevocable unless the rescission thereof is duly approved by the Continuing Directors.

        The Issuer, the Trustee, and any authorized agent of the Issuer or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

        No recourse shall be had for the payment of the principal of or interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                      OPTION OF HOLDER TO ELECT PURCHASE


        If you wish to have this Security purchased by the Issuer pursuant to
Section 3.16 of the Indenture, check the Box: [ ].


        If you wish to have a portion of this Security purchased by the Issuer pursuant to Section 3.16 of the Indenture, state the amount (in aggregate principal amount):


                             $[                 ].



Date:  [             ]   Your Signature:  [             ]

(Sign exactly as your name appears on the other side of this Security)



Signature Guarantee:  [               ]

                            TRANSFER CERTIFICATION


        In connection with any transfer of this Security occurring prior to the date which is the earlier of three years after the later of the original issuance of this Security or the last date on which this Security was held by an Affiliate of the Issuer, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                   ---------

[ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                      or
                                      --

[ ] (b) this Security is being transferred to an institutional "accredited investor", as such term is defined in Rule 501 (a) (1), (2), (3) or
          (7) under the Securities Act of 1933, as amended. An executed Institutional Accredited Investor Transfer Certificate is submitted herewith.

                                      or
                                      --

[ ] (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.8 of the Indenture shall have been satisfied.


Date:
     -----------------------            ----------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

        The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      ---------------------------                    ---------------------------
                                                     NOTICE: To be executed by
                                                     an executive officer

                                                                       Exhibit E
                                                                       ---------

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


        This is one of the Securities described in the within-mentioned
Indenture.


                                               _____________________, as Trustee
Dated:

                                               ---------------------------------
                                               Authorized Signatory

                                                                       Exhibit F
                                                                       ---------

            [FORM OF INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE]


                                                    _______________, ____


Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Corporate Trust and Agency Group

           Re: Weirton Steel Corporation (the "Issuer") 11 3/8% Senior Notes due 2004 (the "Securities")
                -------------------------------------------------------------
Ladies and Gentlemen:

        In connection with our purchase of $_______________ principal amount of 11 3/8% Senior Notes due 2004 (the "Securities") of Weirton Steel Corporation (the "Issuer"), we represent, warrant, agree and acknowledge as follows:

1. The Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto, and in each case in compliance with the terms of this letter.

2. We are an institutional investor that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act). We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities; we and any accounts for which we are acting are acquiring the Securities for investment purposes and not with a view to, or offer or sale in connection with, any distribution in violation of the Securities Act, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investments.

3. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor" as defined above) as to each of which we exercise sole investment discretion and for each of which we are acquiring not less than $100,000 total principal amount of Securities.

4. We understand that the Securities are being sold to us pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We are not purchasing the Securities with a view to the resale, distribution or other disposition thereof.

5. If, within three years after the original issuance of the Securities, we should decide to dispose of any Securities, we shall not offer, sell, transfer, pledge hypothecate or otherwise dispose of any Securities except:

(a)  to the Issuer;

(b) pursuant to a registration statement which has been declared effective under the Securities Act;

(c) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A;

(d) inside the United States to an institutional investor that (i) is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act);

(e) pursuant to offers and sales that occur outside the United States in compliance with Rule 904 under the Securities Act, or

(f) pursuant to any other available exemption from the registration requirements of the Securities Act,

subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws.

6. We understand that, prior to any proposed transfer of Securities within three years after the original issuance of Securities pursuant to paragraphs 5(d), 5(e) and 5(f), we shall be required to furnish to you and the Issuer, such certifications, legal opinions or other information as you and the Issuer may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

7. We understand that that the certificates representing the Securities will, until the third anniversary of the original issuance of the Securities or upon the earlier satisfaction of the Issuer that such Securities have been or are being offered and sold in compliance with Rule 904 under the Securities Act, bear a legend substantially similar to the effect set forth in paragraphs 1, 5 and 7 hereof.

8. We shall preserve copies of this letter and all related letters, certifications, legal opinions, notices and other documents, and upon request shall furnish you with copies thereof. You and the Issuer are entitled to rely on such documents and we irrevocably authorize you to produce such documents in connection with an administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

9. As used herein, the term "United States" has the meaning given to it by Rule 904 under the Securities Act.

        Upon transfer the Securities would be registered in the name of the new beneficial owner as follows:

Name:______________________________

Address:___________________________

Taxpayer ID Number:________________

                                                 Very truly yours,

                                                 [Name of Transferee]



                                                 By:___________________________
                                                       Authorized Signature

                                                                       Exhibit G


           [FORM OF PRIVATE EXCHANGE SECURITY TRANSFER CERTIFICATE]



        In connection with a sale, for value, of 11 3/8% Senior Notes Due 2004 (the "Securities") of Weirton Steel Corporation (the "Company") the undersigned Holder confirms the following with respect to the undersigned's sale of a Private Exchange Security (Certificate No. _________):

(a) The undersigned is listed as a "Selling Securityholder" in the Shelf Registration Statement with respect to the Securities (the "Registration Statement").

(b) The sale is being made pursuant to the plan of distribution described in the Prospectus which is part of the Registration Statement (as supplemented by all supplements and post-effective amendments thereto, the "Prospectus").

(c) The Security described above is submitted for registration of transfer in connection with a change of beneficial ownership resulting from a sale or other transfer for value.

(d) The undersigned Holder has delivered to the transferee a Prospectus in connection with the sale of the above-described Security under the above-mentioned Registration Statement, or has delivered to the Registrar an opinion of counsel, acceptable to the Registrar, to the effect that delivery of a Prospectus is not required under the Securities Act of 1933, as amended.

        Defined terms used but not defined herein have the meaning assigned in the Indenture dated as of July 3, 1996 relating to the Securities.

Name of
Selling Holder _________________________________

Signed

________________________________________________

Date:__________________________

                                                                       Exhibit H
                                                                       ---------


                 SCHEDULE OF CERTAIN PROPERTIES OF THE ISSUER



                 [AERIAL PHOTOGRAPH OF THE ISSUER'S PROPERTIES
                          IN WEIRTON, WEST VIRGINIA]